Exhibit 10.10

Reinsurance Agreement #I478580US-13

This Automatic Self Administered Accidental Death Benefit Rider Policy Coinsurance. Reinsurance Agreement

Effective June 1, 2013 (the “Effective Date”)

(hereinafter referred to as the “Agreement”)

is made between

Fidelity Life Association, A Legal Reserve Life Insurance Company

an Illinois insurance company

(hereinafter referred to as the “Company”)

and

Swiss Re Life & Health America Inc.

a Connecticut insurance company

(hereinafter referred to as the “Reinsurer”)

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Table of Contents

Article 1
1.1 General
1.2 Scope of Coverage

Article 2
2.1 Automatic Reinsurance
2.2 Exclusions From Automatic Coverage

Article 3
3.1 Automatic Submissions

Article 4
4.1 Commencement of Automatic Reinsurance Liability

Article 5
5.1 Premium Accounting
5.2 Currency
5.3 Non-Payment of Premiums

Article 6
6.1 Right of Offset

Article 7
7.1 Policy Changes
7.2 Lapses
7.3 Reinstatements

Article 8
8.1 Retention Limit Change
8.2 Recapture

Article 9
9.1 Claims Notice and Consultation
9.2 Claims Payment
9.3 Claims Practices
9.4 Contested Claims
9.5 Claims Expenses
9.6 Extra Contractual Obligations

Article 10
10.1 Errors and Omissions in Administration of Reinsurance
10.2 Dispute Resolution
10.3 Arbitration
10.4 Expedited Dispute Resolution Process

Article 11
11.1 Insolvency

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Article 12
12.1 DAC Tax Election
12.2 Taxes And Expenses

Article 13
13.1 Entire Agreement
13.2 Inspection of Records
13.3 Utmost Good Faith
13.4 Confidentiality
13.5 OFAC Compliance

Article 14
14.1 Representations and Warranties

Article 15
15.1 Business Continuity

Article 16
16.1 Duration of Agreement
16.2 Severability
16.3 Construction
16.4 Credit for Reinsurance
16.5 Non-Waiver
16.6 Retrocession
16.7 Governing Law
16.8 Interest
16.9 Counterparts

Article 17
17.1 Financial Conditions

Execution

Exhibits
A Business Covered
A-1 Business Guidelines
B Reinsurance Application
C General Terms
C-l Rates and Terms For Specific Plans
D The Company’s Retention Limits
E Automatic Issue and Acceptance Limits
F Reinsurance Reports

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Article 1

1.1	General

This Agreement is an indemnity reinsurance agreement solely between the Company and the Reinsurer. The acceptance of risks under this Agreement by the Reinsurer will create no right or legal relation between the Reinsurer and the insured, owner, beneficiary, or assignee of any insurance policy of the Company.

This Agreement will be binding upon the parties hereto and their respective successors and assigns including any rehabilitator, conservator, liquidator or statutory successor of either party. Neither party may effect any novation of this Agreement without the other party’s prior written consent.

Day or days, when used in this Agreement, will mean calendar days.

1.2	Scope of Coverage

This Agreement applies to all directly issued insurance policies and supplemental benefits and riders listed in Exhibit A (hereinafter referred to as “policies” or “policy” and issued, in a jurisdiction in which the Company is properly licensed. On and after the Effective Date of this Agreement, the Company will cede and the Reinsurer will accept its share of the benefits specified in Exhibit A in accordance with the terms of this Agreement. The policies accepted by the Reinsurer will be hereinafter referred to as “Reinsured Policies”

The Company may not reinsure the retained amounts specified in Exhibit D on any basis without the Reinsurer’s prior written consent.

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Article 2

2.1	Automatic Reinsurance

The Company will automatically cede and the Reinsurer will automatically accept its share of the Company’s policies provided that, to the best of the Company’s knowledge:

a)	The Company has retained on each life the amount set out in Exhibit D according to the age and mortality rating at the time of underwriting; and

b)

The total of the face amount of reinsurance required, including the amount already reinsured on that life under this Agreement and all other life agreements between the Reinsurer and the Company, does not exceed the Automatic Acceptance Limits set out in Exhibit E; and

c)	The total face amount of insurance on that life in force with all companies, including the Company, does not exceed the In Force Limits set out in Exhibit E.

If the Company is already on the risk for its retention under previously issued policies, the Reinsurer will automatically accept reinsurance for newly issued policies according to the limits set out in Exhibit E, provided the Company has complied with the business guidelines specified in Exhibit A-1 (hereinafter the “Business Guidelines”) that would have applied if the new policy had been fully retained by the Company.

2.2	Exclusions from Automatic Coverage

Exclusions from automatic coverage under this Agreement shall follow the exclusions in the original policy or rider form.

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Article 3

3.1	Automatic Submissions

The Company will report Reinsured Policies ceded automatically to the Reinsurer according to the terms specified in Exhibit F.

Upon request, the Company will provide the Reinsurer copies of the application, underwriting papers and other information pertaining to any automatic, cession under this Agreement.

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Article 4

4.1	Commencement of Automatic Reinsurance Liability

The Reinsurer’s liability for any Reinsured Policy accepted automatically will begin simultaneously with the Company’s contractual liability for that policy.

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Article 5

5.1	Premium Accounting

The Company will pay the Reinsurer Premiums in accordance with the terms specified in Exhibit C-1.

The method and requirements for reporting and remitting premiums are specified in Exhibit F.

5.2	Currency

All payments due under this Agreement will be made in U.S. Dollars.

5.3	Non-Payment of Premiums

The payment of reinsurance premiums is a condition to the liability of the Reinsurer for reinsurance provided by this Agreement. If reinsurance premiums are not paid within 60 days of the due date, the Reinsurer may terminate reinsurance for all Reinsured Policies having reinsurance premiums in arrears. If the Reinsurer elects to terminate any Reinsured Policies after such 60 day period, it will then give the Company at least 45 days’ prior written notice, to be sent via overnight delivery from a major carrier (Federal Express, USPS, UPS, DHL, etc.) of its intention to terminate such reinsurance. If all reinsurance premiums in arrears, including any which may become in arrears during such 45 day notice period, are not paid before the end of the notice period, the Reinsurer’s obligations for those Reinsured Policies will be limited to obligations relating to events arising on or before the last date for which reinsurance premiums have been paid in full for each Reinsured Policy.

If reinsurance is terminated according to this Article, the appropriate amount of benefit reserves to be held in respect of the reinsured amounts being terminated will be paid by the party with the positive balance, determined as of the effective date of termination, based on U.S. generally accepted accounting principle (“GAAP”) consistent with FASB Accounting Standard Codification Topic 944, Financial Services - Insurance computed using the Reinsurer’s original pricing assumptions without provision for adverse deviation, less any amount of unamortized deferred acquisition cost assets related thereto and excluding any provisions for adverse deviations or similar deficiency or special reserves net of outstanding balances.

The Reinsurer’s right to terminate reinsurance will not prejudice its right to collect premiums, and applicable interest as specified in Exhibit C, for the period reinsurance was in force, through and including the 45 day notice period.

The Company may not force termination through the non-payment of reinsurance premiums to avoid the Agreement’s requirements or to transfer the Reinsured Policies to another party.

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Article 6

6.1	Right of Offset

The Company and the Reinsurer will have the right to offset any undisputed balances, whether on account of premiums, allowances, credits, claims or otherwise due from one party to the other under this Agreement or under any other reinsurance agreement between the Company and the Reinsurer.

The rights provided under this Article are in addition to any rights of offset that may exist at common law. The parties’ offset rights may be enforced notwithstanding any other provision of this Agreement including, without limitation, the provisions of Article 11.

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Article 7

7.1	Policy Changes

“Policy changes” refers to the variety of actions that may be made to a policy after issue as long as a similar change is made on the base life policy to which the covered riders, specified in Exhibit A, are attached. These actions include, but are not limited to, replacements, changes in plans, or a change in the benefit amount of the policy in conjunction with the base life policy.

7.2	Lapses

When a policy issued by the Company lapses, after the greater of the number of days for all state mandated grace periods and the number of days for the Company’s administrative procedures for lapsing policy to take place, the corresponding reinsurance on the Reinsured Policy will be terminated effective, the same date.

7.3	Reinstatements

If a policy reinsured on an automatic basis is reinstated according to its terms and the Company’s reinstatement rules, the Reinsurer will, upon notification, automatically reinstate the reinsurance.

To the extent the Reinsured Policy requires payment of premiums in arrears, the Company will pay all reinsurance premiums in arrears on reinstated polices and such premiums will be subject to Article 16.8 and Exhibit F.

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Article 8

8.1	Retention Limit Change

If the Company changes its retention limit (hereinafter “Retention Limit”), it will provide the Reinsurer with written notice of the new Retention Limit at least 90 days prior to the effective date. Changes to the Company’s Retention Limits in Exhibit D will not affect the Reinsured Policies in force at the time of such a change except as specifically provided for elsewhere in this Agreement, and will not affect the Automatic Acceptance Limits in Exhibit E unless mutually agreed in writing by the Company and the Reinsurer.

If the Company decreases its Retention Limit, no reinsurance may be ceded on an automatic basis until the parties have reviewed and either expressly affirmed or revised the terms specified in Exhibit C-l and the Automatic Acceptance Limits set out in Exhibit E.

8.2	Recapture

Reinsured Policies will not be eligible for recapture, whether due to an increase in the Company’s retention or otherwise. The Reinsurer will consider a request by the Company to recapture, but will agree to the request only if the Company and the Reinsurer agree upon recapture terms.

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Article 9

9.1	Claims Notice and Consultation

The Company is responsible for the settlement of claims in accordance with applicable law and policy terms. It is the Company’S sole decision to determine weather a claim is payable under the policy. For purposes of this Article, Reinsured Policies include conditional receipts and temporary insurance agreements covered under the terms of this Agreement. It is a condition to the Reinsurer’s obligation to pay a claim that the Company notify the Reinsurer in writing as soon as possible, but in any event not later than 12 months after the Company receives notice of a claim on a Reinsured Policy. The Company will promptly provide the Reinsurer with copies of all claims documents in its possession.

As a condition to the Reinsurer’s obligation to pay a claim, before making a claim decision or settlement offer, the Company will seek the Reinsurer’s recommendation on such matters to the extent specified in Exhibit C-1. The Reinsurer will promptly make a recommendation; failing such, the Company may settle the claim without further consultation. The terms of Exhibit C-1 notwithstanding, the Company may request a recommendation from the Reinsurer on any claim on a Reinsured Policy. The Company will provide the Reinsurer all information it has in its possession, including underwriting files, reasonably requested by the Reinsurer for consideration of any claim on a Reinsured Policy.

The Company, if notified, will notify the Reinsurer of deaths that do not trigger policy benefits.

9.2	Claims Payment

The Reinsurer will be liable to the Company for its share of the benefits owed under the express contractual terms of the Reinsured Policies and as specified under the terms of this Agreement. The Reinsurer will not participate in any ex gratia payments made by the Company (i.e., payments the Company is not required to make under the Reinsured policy terms.) The payment of death benefits by the Reinsurer will be in one lump sum regardless of the mode of settlement under the Reinsured Policy. Benefit payments from the Reinsurer will be due within 30 days of the claim satisfying the requirements established under this Agreement. The Reinsurer’s share of any interest payable under the terms of a Reinsured Policy or applicable law which is based on the death benefits paid by the Company, will be payable provided that the Reinsurer will not be liable for interest accruing on or after the date of the Company’s payment of benefits. The Reinsurer’s share will be based upon the same interest rate and days used by the Company to calculate their interest paid.

The Reinsurer will make payment to the Company for each such claim.

9.3	Claims Practices

It is the Company’s sole decision to determine whether to investigate, contest, compromise or litigate a claim; however, the Company is responsible for investigating, contesting, compromising or litigating Reinsured Policy claims in accordance with applicable law and policy terms.

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The Company acknowledges that it obtains certified death certificates for death claims, and follows industry standard and investigates claims with any of the following criteria:

a)	If the claim occurs within the contestable period as defined by the Reinsured Policy; or

b)	If there is a reasonable question regarding the validity of the insured’s death or the authenticity of the proofs of death; or

c)	If the death occurs outside the United States or Canada; or

d)	If the insured is missing or presumed dead; or

e)	If there is a reasonable suspicion of fraud.

A claim investigation generally includes confirming proof of death, medical records to validate the insured’s medical disclosures and, if material, financial condition at the time of Policy application. Investigations may also include obtaining police reports, coroner’s reports, financial records, or other information that would be appropriate under the circumstances.

The Company acknowledges that it does defend against claims meeting the following criteria:

f)	If a material misrepresentation is found in the Policy application and the policy is within the contestable period; or

g)	If fraud is found and there is a legal remedy available; or

h)	If there is insufficient proof of death; or

i)	If the death does not qualify for accidental death benefits and a claim for such benefits has been made.

9.4	Contested Claims

The Company will notify the Reinsurer promptly of its intention to investigate, contest, compromise, or litigate any claim involving a Reinsured Policy (hereinafter a “ Contested Claim”). The Company will provide the Reinsurer all relevant information and documents in its possession, as such become available, pertaining to Contested Claims and will promptly report any developments during the Reinsurer’s review. If the Reinsurer:

a)

Does not support the contest of the Claim, the Reinsurer will pay the Company its full share of the reinsurance benefit, and will not share in any subsequent reduction or increase in liability or in any subsequent expenses incurred by the Company; or

b)

Supports the Company’s decision to contest the claim and the Contested Claim results in a reduction or increase in liability, the Reinsurer will share in any reduction or increase in proportion to its share of the risk on the Contested Claim.

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If the Reinsurer supports the decision to contest the claim, the Company will promptly advise the Reinsurer of all significant developments it has been made aware of, including notice of legal proceeding (including, but not limited to, consumer complaints or actions by governmental authorities) initiated in connection with the Contested Claim.

If the Company returns premiums to the policy owner or beneficiary as a result of rescinding a policy, or if the Company pays a suicide benefit, the Reinsurer will refund net reinsurance premiums received on that policy to the Company.

9.5	Claims Expenses

The Reinsurer will pay its share of reasonable investigation and legal expenses incurred in investigating, adjudicating or litigating a claim, except as otherwise provided in this Agreement. The Reinsurer will not be liable for any routine investigative or administrative claim expenses (such as compensation of salaried employees) or for any expenses incurred in connection with conflicting claims of entitlement to Reinsured Policy benefits that the Company admits are payable.

9.6	Extra Contractual Obligations

For purposes of this Agreement, “Extra Contractual Obligations” are any obligations or expenses other than contractual obligations incurred by the Company, its affiliates, directors, officers, employees, agents or other representatives and arising under the express written terms and conditions of a policy, including but not limited to, punitive damages, bad faith damages, compensatory damages, and other damages or fines or penalties which may arise from the acts, errors or omissions of the Company or its affiliates, directors, officers, employees, agents or other representatives.

The Reinsurer is not liable for Extra Contractual Obligations associated with a contested claim unless it concurred in writing and in advance with the claim actions which were the basis for the Extra Contractual Obligations, or where the claim was contested based on Section 9.3 f, g or h. In these situations, the Company and the Reinsurer will share in Extra Contractual Obligations; the Reinsurer’s assessments would be in proportion to the risk accepted for the Reinsured Policy involved.

The Reinsurer will not be liable for any Extra Contractual Obligations resulting from the Company’s failure to implement the agreed upon course of action, such as the filing of timely pleadings or meeting court or statutory deadlines, etc.

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Article 10

10.1	Errors and Omissions in Administration of Reinsurance

Any unintentional or accidental failure to comply with the terms of this Agreement which can be shown to be the result of an oversight, administrative system error, or clerical error relating to the administration of reinsurance by either party will not constitute a breach of this Agreement. Upon discovery, the error will be promptly corrected so that both parties are restored to the position they would have occupied had the oversight, administrative system error, or clerical error not occured. In the event a payment is corrected, the party receiving the payment may charge interest, calculated according to the terms specified in Exhibit C. Should it not be possible to restore both parties to this position, the party responsible for the oversight or clerical error will be responsible for any resulting liabilities and expenses. The Reinsurer will not be responsible for deliberate acts of the Company or for recurring errors made by the Company. Both parties will use their best efforts to detect any oversight errors, administrative system errors, or clerical errors it believes are occurring, and will promptly notify the other party of any such errors.

If the company has failed to cede reinsurance as provided under this Agreement or has failed to comply with reporting requirements with respect to business ceded hereunder, the Reinsurer may require the Company to audit its records for similar errors and take reasonable actions necessary to correct errors and avoid similar errors. Failing prompt correction, the Reinsurer may limit its liability to the correctly reported Reinsured Policies.

10.2	Dispute Resolution

As a condition to the parties’ right to arbitration under this Agreement, either the Company or the Reinsurer will give written notification to the other party of any dispute relating to or arising from this Agreement, including, but not limited to, the formation or breach thereof. Within 45 days of notification, both parties must designate an officer of their respective companies to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as soon as possible and as often as necessary to attempt to negotiate a resolution of the dispute. During the negotiation process, all of reasonable requests made for information concerning the dispute will be promptly honored. The format for discussions will be determined mutually by the officers.

If these officers are unable to resolve the dispute within 30 days of their first meeting, the parties may agree in writing to extend the negotiation period for an additional 30 days. If the matter is not resolved within 30 days of the first meeting or the additional 30 day period, if any, then either party may demand arbitration pursuant to Article 10.3. The discussion and all information exchanged for the purposes of such discussions will be confidential and without prejudice.

10.3	Arbitration

Except with respect to disputes subject to the Expedited Dispute Resolution Process in Article 10.4, if the Company and Reinsurer are unable to resolve any dispute arising from this Agreement, including but not limited to the formation or breach thereof, pursuant to Article 10.2, the matter will be referred to arbitration.

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The arbitration will be conducted in accordance with the Procedures for Resolution of U.S. Insurance and Reinsurance Disputes, Neutral Panel Version, April 2004 (the “Procedures”) available at www.arbitrationtaskforce.org, except as modified herein.

The arbitration will be held in New York City or another place as the parties may mutually agree. The arbitration will be conducted before a three person Panel qualified as:

a)	Current or former officers of life insurance or reinsurance companies, or

b)	Professionals with no less than 10 years of experience in or serving the life insurance or reinsurance industries.

The parties will select such candidates from the ARIAS-US Certified Arbitrators List available at www.ARIAS-US.org.

The customs and practices of the life insurance end reinsurance industries may be considered by the Panel to resolve any ambiguities in the Agreement but only insofar as such customs and practices are consistent with the terms of this Agreement. The Panel will not have the authority to award punitive or exemplary damages.

The Panel will award the remedy sought by the party seeking relief to the extent the remedy is provided for in this Agreement or otherwise reasonably compensates the damaged party for the economic effect of any demonstrated breach. Such remedies may include, but will not be limited to, monetary damages, revisions to the terms of the Agreement, including adjustments to premiums or allowances paid or to be paid, or any combination of the foregoing.

The Panel shall issue an order, appropriate for confirmation in a court of competent jurisdiction to resolve all matters in dispute. In addition, the Panel shall issue a written opinion setting forth the reasons for the award, with citations to the record of the hearing that support the reasoning.

The decision of the Panel will be final and binding upon the parties and their respective successors and assigns. Each party hereby consents to the entry of a judgment confirming or enforcing the award in the United States District Court for the Southern District of New York and/or in any other court of competent jurisdiction.

Within 20 days after the Transmittal of an award, either party, upon notice to the other party, may request the Panel to correct any clerical, typographical, or computational errors in the award. The other party will be given ten days to respond to the request. The Panel will dispose of the request within 20 days of its receipt of such request and any response thereto. The Panel will not be empowered to re-determine the merits of any claim already decided.

Each party will:

c)	Bear its own fees and expenses in connection with the arbitration, including the fees of any outside counsel and witness fees, and

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d)	Share equally in the fees for the members of the Panel and the costs of the arbitration, such as hearing rooms, court reporters, etc.

It is the intent of the parties that these arbitration provisions replace and be in lieu of any statutory arbitration provision, if permitted by law.

10.4	Expedited Dispute Resolution Process

The parties agree that the following types of issues and disputes will be subject to arbitration under the expedited procedures set forth in this Article:

a)	Any dispute regarding the obligations of the parties with respect to a single Reinsured Policy, regardless of the amount in controversy; or

b)	Any dispute in which the amount in controversy, exclusive of interest or costs, is less than $1 million.

Arbitration proceedings under this Article will be commenced as specified in Article 10.3, and shall be subject to the requirements of Article 10.3 to the extent they are not inconsistent with this Article.

The proceedings will be held before a single neutral umpire meeting the qualifications set forth in Article 10.3. If the parties are unable to agree on an umpire within 30 days following commencement of the action, the selection will be made pursuant to the Umpire Selection Procedure of the ARIAS-US Certified Arbitrators List available at www.ARIAS-US.org. No ex parte communication will be permitted with the umpire at any time prior to the conclusion of the proceedings.

Within 21 days from the date the selection of the umpire is agreed upon, the parties and umpire will conduct an organizational meeting by teleconference to familiarize the umpire with the dispute and to set a timetable for submission of briefs. There will be no discovery, and the dispute will be submitted on briefs and documentary evidence only, unless otherwise agreed by the parties or ordered by the umpire for good cause.

Within 30 days of submission of briefs by the parties, the umpire will render a written award which will be final and binding on the parties.

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Article 11

11.1	Insolvency

A party to this Agreement will be deemed “insolvent” when it:

a)

Applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor (hereinafter referred to as the Authorized Representative) of its properties of assets; or

b)	Is adjudicated as bankrupt or insolvent; or

c)

Files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation, rehabilitation, conservation or similar law or statute; of

d)	Becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the party’s domicile.

In the event of the insolvency of the Company, all reinsurance ceded, renewed or otherwise becoming effective under this Agreement will be Payable by the Reinsurer directly to the Company or to its Authorized Representative on the basis of the liability of the Company for benefits under the Reinsured Policies without diminution because of the insolvency of the Company.

The Reinsurer will be liable only for benefits reinsured as benefits become due under the terms of the Reinsured Policies and will not be or become liable for any amounts or reserves to be held by the Company as to the Reinsured Policies or for any damages or payments resulting from the termination or restructure of the Policies that are not otherwise expressly covered by this Agreement. The Company or its Authorized Representative will give written notice to the Reinsurer of all pending claims against the Company on any Reinsured Policies within a reasonable time after filing in the insolvency proceedings. While a claim is pending, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceedings where the claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its Authorized Representative.

The expense incurred by the Reinsurer will be chargeable, subject to court approval, against the Company as part of the expense of its insolvency proceedings to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose a defense to such claim, the expense will be apportioned in accordance with the terms of the Agreement as though such expense had been incurred by the Company.

In the event of the insolvency of the Reinsurer, the Company may cancel this Agreement for new business by promptly providing the Reinsurer or its Authorized Representative with written notice of cancellation, to be effective as of the date on which the Reinsurer’s insolvency is established by the authority responsible for such determination, as long as written notice is provided by Reinsurer within 90 days of the action resulting in the insolvency or Reinsurer

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In addition, in the event of the insolvency of the Reinsurer, the Company may provide the Reinsurer or its Authorized Representative with written notice of its intent to recapture all reinsurance in force under this Agreement regardless of the duration the reinsurance has been in force or the amount retained by the Company on the Reinsured Policies. The effective date of a recapture due to insolvency will be at the election of the Company but may not be earlier than the date on which the Reinsurer’s insolvency is established by the authority responsible for such determination. If the Company elects to recapture reinsurance under this Article, the appropriate amount of benefit reserves to be held in respect of the reinsured amounts being recaptured will be paid by the party with the positive balance, determined as of the effective date of the recapture, based on U.S. generally accepted accounting principles (“GAAP”) consistent with FASB Accounting Standard Codification Topic 944, Financial Services—Insurance computed using the Reinsurer’s original pricing assumptions without provision for adverse deviation, less any amount of unamortized deferred acquisition cost assets related thereto and excluding any provisions for adverse deviations or similar deficiency or special reserves, net of outstanding balances.

In the event of the insolvency of either party, the rights or remedies of this Agreement will remain in full force and effect.

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Article 12

12.1	DAC Tax Election (If applicable to the Company)

The Company and the Reinsurer agree to the election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations effective December 29, 1992, under Section 848 of the Internal Revenue Code of 1986, as amended (such election being referred to as the “DAC Tax Election”), whereby:

a)

The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Internal Revenue Code of 1986, as amended the “Code”);

b)

The parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. If requested, the Company will provide supporting information reasonably requested by the Reinsurer. (The term “net consideration” means “net consideration” as defined in Regulation Section 1.848-2(f);

c)	This DAC Tax Election will be effective for the first taxable year in which this Agreement is effective and for all years for which this Agreement remains in effect.

The Company and the Reinsurer will each attach a schedule to their respective federal income tax returns filed for the first taxable year for which this DAC Tax Election is effective. Such schedule will identify the Agreement as a reinsurance agreement for which the DAC Tax Election under Regulation Section 1.848-2(g)(8) has been made.

The Company and the Reinsurer represent and warrant that each is respectively subject to U.S. taxation under either the provisions of subchapter L of Chapter 1 or the provisions of subpart F of subchapter N of Chapter 1 of the Code.

12.2	Taxes and Expenses

No taxes, allowances, or expense will be paid by the Reinsurer to the Company for any Reinsured Policy, except as specifically referred to in this Agreement.

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Article 13

13.1	Entire Agreement

This Agreement and the Exhibits hereto constitute the entire agreement between the parties with respect to the business reinsured hereunder and supersede any and all prior representations, warranties, prior agreements or understandings between the parties pertaining to the subject matter of this agreement. There are no understandings between the parties other than as expressed in this Agreement and the Exhibits hereto. In the event of any express conflict between the Agreement and the Exhibits hereto, the Exhibits hereto will control.

Any change or modification to this Agreement and the Exhibits hereto will be null and void unless made by written amendment and signed by both parties.

13.2	Inspection of Records

The Reinsurer or its duly appointed representatives will have access to records of the Company, whether written or electronic, and including system view access, concerning the business reinsured hereunder for the purpose of inspecting, auditing and photocopying those records. Such access will be provided at the office of the Company and will be during reasonable business hours. Assuming the Reinsurer has continued to perform the undisputed portion of its obligations under this Agreement, the Company may not withhold access to information and records on the grounds that the Reinsurer is in breach. Reinsurer will pay all costs (such salaries of Reinsurer’s employees, costs of any consultants Reinsurer uses, travel costs for any individuals Reinsurer involves, etc.) of any audits it undertakes.

The Reinsurer’s right of access as specified above will survive until all of the Reinsurer’s obligations under this Agreement have terminated or been fully discharged.

13.3	Utmost Good Faith

All matters with respect to this Agreement require the utmost good faith of each of the parties.

13.4	Confidentiality

The parties will keep confidential and not disclose or make competitive use of any shared Proprietary Information, as defined below, unless:

a)	The information becomes publicly available or is obtained other than through unauthorized disclosure by the party seeking to disclose or use such information;

b)	The information is independently developed by the recipient;

c)	The disclosure is required for the purpose of any reinsurance, retrocession, securitization, or structured, asset-backed or asset-based financing; or

d)	The disclosure is required by law.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

“Proprietary Information” includes, but is not limited to, underwriting manuals and guidelines, applications, contract forms, and premium rates and allowances of the Reinsurer and the Company, but shall not include the existence of this Agreement and the identity of the parties. Nothing herein shall preclude either party from using Proprietary Information for ordinary business operations or developing pricing models and actuarial analyses. Additionally, Proprietary Information may be shared by either party on a need-to-know basis with its employees, affiliates, third party service providers, auditors, consultants or retrocessionaires, or in connection with the dispute process specified in this Agreement.

In addition, the Reinsurer and its representatives and service providers will protect the confidentiality and security of Non-Public Personal Information, as defined below, by:

e)	Holding all Non-Public Personal Information in strict confidence;

f)	Maintaining appropriate measures that are designed to protect the security, integrity and confidentiality of Non-Public Personal Information;

g)

Disclosing and using Non-Public Personal Information received under this Agreement for purposes of carrying out the Reinsurer’s obligations under this Agreement, for purposes of retrocession, or as may be required or permitted by law.

“Non-Public Personal Information” is personally identifiable medical, financial, and other personal information about proposed, current and former applicants, policy owners, contract holders, insureds, annuitants, claimants, and beneficiaries of Reinsured Policies or contracts issued by the Company, and their representatives, that is not publicly available. Non-Public Personal Information does not include de-identified personal data, i.e., information that does not identify, or could not reasonably be associated with, an individual.

The Company will obtain, as required by law, appropriate consents from its insureds to enable the parties to fully exercise their rights and perform their obligations under this Agreement.

13.5	OFAC Compliance

The parties represent that they are using, and shall use, best efforts to continue to be in compliance with all laws, regulations, judicial and administrative orders applicable to the Reinsured Policies as they pertain to the sanction laws administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), as such laws may be amended from time to time (collectively the “Laws”). Neither party shall be required to take any action under this Agreement that would violate said Laws, including, but not limited to, making any payments in violation of the Laws.

Should either party discover or otherwise become aware that a reinsurance transaction has been entered into or a payment has been made in violation of the Laws, the party who first becomes aware of the violation of the Laws shall notify the other party, and the parties shall cooperate in order to take all necessary corrective actions.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

The parties agree that such reinsurance transaction shall be null, void and of no effect from its inception, to the same extent as if the reinsurance transaction had never been entered into. In such event, each party shall be restored to the position it would have occupied if the violation had not occurred, including the return of any payments received, unless prohibited by law.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Article 14

14.1	Representations and Warranties

The Company makes no representations and warranties as to the future experience or profitability arising from the Reinsured Policies.

Each party represents and warrants that as of the Effective Date of this Agreement and at the time of executing this Agreement, if later, it is solvent on a statutory basis in all states in which it does business or is licensed.

“Material” or “materially” for purposes of Articles 14 and 15 will mean facts that a prudent reinsurer or insurer would consider as reasonably likely to affect the Reinsurer’s experience under the Agreement. Prior to the execution of this Agreement, the Company has provided to the Reinsurer the Business Guidelines for use in its assessment of the risks covered hereunder. The Company represents and warrants that, to the best of its knowledge:

a)	It has disclosed to the Reinsurer all information which is material to the risks being assumed hereunder; and

b)	The Business Guidelines were complete and accurate when disclosed; and

c)	There has been no material change in the Business Guidelines between the “as of” dates of the information and the date of Agreement execution.

This Article will not terminate or expire until all Reinsured Policies have been discharged or terminated in full.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Article 15

15.1	Business Continuity

All Reinsured Policies will be issued and administered in accordance with the Business Guidelines. The Company will notify the Reinsurer of any change that materially affects the reinsured business, including changes to the Business Guidelines. This Agreement will not cover policies affected by such changes unless the Reinsurer has agreed in writing and in advance with the changes. Outsourcing of underwriting functions, administrative functions or claims administration with respect to the Reinsured Policies will constitute a material change. If the Reinsurer agrees to accept policies affected by the outsourcing, the Company will secure the Reinsurer’s right to audit and inspect the party performing such outsourced services.

If Reinsured Policies are not covered due to an unapproved material change, all payments between the Company and the Reinsurer with respect to the affected Policies shall be refunded, excluding items relating to reserves or interest on reserves. No liability shall remain with the Reinsurer with respect to such Policies.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Article 16

16.1	Duration of Agreement

This Agreement is unlimited as to its duration.

The Reinsurer or the Company may terminate this Agreement or any plan listed in Exhibit A with respect to the reinsurance of new business by giving at least 60 days’ written notice of termination to the other party or pursuant to Article 15.1 or Article 17.1 of this Agreement. During the 60 day notification period, the Company will continue to cede and the Reinsurer will continue to accept policies covered under the terms of this Agreement.

The Reinsurer remains liable for all Reinsured Policies in force as of the date of the termination, until their natural expiration, unless the parties mutually decide otherwise or as specified otherwise in this Agreement. All provisions of this Agreement will survive its termination to the extent necessary to carry out its purpose.

16.2	Severability

Determination that any provision of this Agreement is invalid or unenforceable will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement.

16.3	Construction

This Agreement will be construed and administered without regard to authorship and without any presumption or rule of construction in favor of either party. This Agreement is between sophisticated parties, each of which has reviewed the Agreement and is fully knowledgeable about its terms and conditions.

16.4	Credit for Reinsurance

The parties intend that the Company will receive statutory reserve credit in its state of domicile for reinsurance provided under this Agreement. The parties agree to use reasonable efforts to ensure that such reserve credit will remain available to the Company.

16.5	Non-Waiver

A waiver by either party of any violation, or the default by the other party in its adherence to any term of this Agreement, will not constitute a waiver of any other or subsequent violation or default. No prior transaction or dealing between the parties will establish any custom, usage or precedent waiving or modifying any provision of the Agreement. The failure of either party to enforce any part of this Agreement will not constitute a waiver of any right to do so.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

16.6	Retrocession

The Reinsurer may reinsure or retrocede any risks or business assumed hereunder.

16.7	Governing Law

This Agreement shall be governed by the laws of the State of Illinois.

16.8	Interest

Each party reserves the right to charge interest on undisputed overdue balances, pursuant to the terms of this Agreement. If applicable, interest will be calculated according to the terms specified in Exhibit C.

16.9	Counterparts

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. When this Agreement has been fully executed by the Company and the Reinsurer, it will become effective as of the Effective Date specified in Exhibit A.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Article 17

17.1	Financial Conditions

If the Company’s surplus falls below 300% of the authorized control level, as such RBC control level is defined at inception of this Agreement, or the Company’s statutory capital and surplus falls below $100,000,000, then the following actions will occur:

a)	The Reinsurer’s right to terminate this Agreement for new business will be reduced from sixty (60) days to thirty (30) days.

b)	For new business written after the trigger event, the allowance structure will move to that outlined in Exhibit C-1, item 14, Special Conditions, Reinsurance Allowance Structure.

The Company agrees to notify the Reinsurer within fifteen (15) business days of the occurrence of a triggering event. In addition, the Company agrees to provide quarterly estimates of RBC control level and statutory capital and surplus levels.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Execution

This Agreement has been made in duplicate and hereby executed by both parties.

Signed for and on behalf of Fidelity Life Association, A Legal Reserve Life Insurance Company

By:	/s/ Jim Harkensee	By:	/s/ Marc Cagen
Title:	President & COO	Title:	Financial Actuary
Date:	12/27/2013	Place:	12/27/13 Chicago, IL

Signed for and on behalf of Swiss Re Life & Health America Inc.

By:	UNDICIPHERABLE	By:	UNDICIPHERABLE
Title:	SVP	Title:	SVP
Date:	12/26/2013	Place:	Fort Wayne, IN

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit A

Business Covered

Agreement Effective Date:

June 1, 2013. The commencement dates for specific plans are shown below.

Coverage:

The policy and riders shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the riders are issued to citizens of the United States or legal permanent residents thereof.

Basis:

90% on a First Dollar Quota Share basis up to $450,000 per insured (100% of the total reinsurance) to the maximum Automatic Acceptance Limits stated in Exhibit E.

Company’s State of Domicile: Illinois

Plan/Rider Identification	Exhibit Reference for Rates	Commencement Date	Termination Date
Accidental Death Benefit Rider Policy	C-1	June 1, 20l3
Optional Family Accidental Death Benefit Rider attached to Accidental Death Benefit Policy	C-1	June 1, 2013
Optional Inflation Rider attached to Accidental Death Benefit Policy	C-1	June 1, 2013

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit A-1

Business Guidelines

The Company affirms that the following have been supplied to the Reinsurer and are in use as of the effective date of this Agreement:

1.	Policy Form(s)

2.	Policy Application Form(s)

3.	Supplemental Benefit and Rider Form(s)

4.	Premium Rates

5.	Underwriting Guidelines/Rules

6.	Preferred Underwriting Criteria or Rules

7.	Conversion Rules

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit B

Reinsurance Application

Not applicable.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit C

General Terms

1.	Premium Tax:

The Reinsurer will not reimburse the Company for premium taxes.

2.	Dividend Payments:

The Reinsurer will not reimburse the Company for dividends paid to policyholders.

3.	Policy Loans:

The Reinsurer Will not participate in policy loans or other forms of indebtedness as respects the Reinsured Policies.

4.	Cash Surrender Values:

Not applicable for reinsurance.

5.

Interest Calculation on Late Payments: Interest will accrue from the due date at a rate equal to the Three Month London Interbank Offering Rate (LIBOR) as published in the Wall Street Journal (or if not available, a comparable publication) on the due date or, if the due date is not a business day, on the next business day after the due date, plus 50 basis points per annum to be compounded and adjusted every three months after such due date.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit C-1

Rates and Terms for Accidental Death Benefit Rider Policy

Optional Family Accidental Death Benefit Rider

Optional Inflation Rider

1.	Reinsurance Structure: Coinsurance

2.	Age Basis: Age Last Birthday

3.	Premium Mode: Reinsurance premium mode will follow the premium mode of the underlying policy.

4.	Billing Frequency: Monthly

5.	Gross Reinsurance Premiums:

Reinsurance Premiums will be the appropriate quota share of the gross rate of premium charged by the Company, as shown below:

Rider	Rate per $1,000	Policy Fee
ADB Rider (Face amounts under $100,000)	$1.04	$50.00
ADB Rider (Face amounts over $100,000)	$0.99	$55.00
Optional Family ADB Rider	$0.45	N/A
Optional Inflation Rider (without Family ADB Rider)	$0.17	N/A
Optional Inflation Rider (with Family ADB Rider)	$0.22	N/A

The modal loading for the above gross premium rates is specified below:

Modal Factors
Annual, multiply 1.00
Semi-Annual, multiply 0.52
Quarterly, multiply 0.28
Monthly, multiply 0.087

6.	Reinsurance Allowances:

The Reinsurer agrees to pay allowances for reinsurance ceded under this Agreement equal to the gross reinsurance premium times the appropriate allowance from the following table:

Issue Age	First Year	Renewal Years
20 – 29	125%	27%
30 – 39	125%	39%
40 – 49	125%	39%
50 – 59	125%	29%
60 – 65	125%	13%

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit C-1

7.	Policy Fee:

The Company will pay the Reinsurer its share of the annual policy fee, subject to a 100% allowance in all years.

8.	Cancellation:

On and after January 1, 2014, either party may cancel new business with sixty (60) days’ prior written notice.

9.	Reinsured Net Amounts At Risk:

The net amount at risk will be based on the reinsured face amount; the products reinsured hereunder have no cash surrender values

10.	Rate Basis:

The rates in this subsection are on a non-participating basis.

11.	Rate Guarantee:

The Company’s direct premiums are fully guaranteed for the life of the policy. Likewise, the reinsurance allowances set out in this Exhibit are guaranteed for the life of the policy.

12.	Minimum Recapture Period:

Recapture not available.

13.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The Claim occurs during the contestable period and the Company is not contesting the claim; or

b)	The death occurs outside of the United States or Canada; or

c)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead.

14.	Special Conditions:

Agreement Terms: The Reinsurer and the Company will revisit the terms of the Agreement prior to July 1, 2014 to consider product changes under consideration by the Company and to further evaluate the volume and distribution of the business sold in 2014.

Experience data: The Company agrees to periodically provide updated distribution, lapse and mortality experience data upon request.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit C-1

14.	Special Conditions:

Volume Limitations: This Agreement has been approved for new business issued from June 1, 2013 forward, subject to a cap on base policy new business issues of $15,000,000,000. If new business issues reach this limit, then all additional new business will move to the reinsurance allowance structure described below.

Administration: The Company and the Reinsurer agree to exercise best efforts to get reinsurance administration fully implemented prior to April 1, 2014. If reinsurance administration is not in place by July 1, 2014, all future reinsurance will move to the reinsurance allowance structure described below.

Reinsurance Allowance Structure: If any of the conditions described in Article 17.1, Financial Conditions, Exhibit C-l, item 14, Volume Limitations, or Exhibit C-1, item 14, Administration, are met, the following reinsurance allowance structure will be used:

Issue Age	First Year	Renewal Years
20 – 29	100%	36%
30 – 39	100%	45%
40 – 49	100%	46%
50 – 59	100%	41%
60 – 65	100%	18%

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit D

The Company’s Retention Limits

The Company will retain 10% of each Reinsured Policy. This applies to all business reinsured under this Agreement.

It is understood that the amount retained by the Company includes its retention under any in force policies without the benefit of other reinsurance.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit E

Automatic Issue and Acceptance Limits

The total Automatic Issue Amounts available to the Company on a per life basis for the Accidental Death Benefit Rider will be as follows:

$500,000

The Reinsurer will automatically accept 90% of each Policy, not to exceed the limits specified below on a per life basis.

$450,000

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit F

Reinsurance Reports

The Company acknowledges that timely and correct compliance with the reporting requirements of this Agreement are a material element of the Company’s responsibilities hereunder and an important basis of the Reinsurer’s ability to reinsure the risks hereunder. Consistent and material non-compliance with reporting requirements, including extended delays, will constitute a material breach of the terms of this Agreement.

Remittance Reporting:

The Company will self-administer reinsurance transactions. Reinsurance premiums are payable as specified in the Premium Mode provision of Exhibit C-1. During each accounting period, as defined below, the Company will report to the Reinsurer all first year and renewal premiums which became due during the previous accounting period. Reporting of business transactions should begin within 90 days of the latter of the effective date or the execution date of the Agreement, including policies with zero first year premium. Any adjustments made necessary by changes in reinsurance effective during a previous accounting period will also be reported.

The Company will take credit, without interest, for any unearned premiums arising due to reductions, cancellations or death claims. The unearned premiums refunded will be net of allowances and policy fees.

The Company will pay the balance of premiums in arrears due under a reinstated Reinsured Policy.

If a net balance is due to the Reinsurer, the Company will forward a remittance in settlement with its report. If the net balance is due to the Company, the Reinsurer will forward a remittance in settlement within 30 days of receipt of the report.

Report Requirements:

The Company will send to the Reinsurer the following reports electronically, by the times indicated below:

	Report	Accounting Period	Due Date
1.	New Business (New issues only-first time policy reported to the Reinsurer)	Monthly	21st day after month end

2.	Renewal Business (Policies with renewal dates within Accounting Period)	Monthly	21st day after month end

3.	Changes & Terminations (including conversion replacements reinstatements, increases, decreases, recaptures, lapses, claims, etc.)	Monthly	21st day after month end

4.	Inforce List (Listing of each policy force)	Quarterly	21st day after quarter end

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Exhibit F

5.	Accounting Information (only required for Paper Reporting) (See Exhibit F-1 for Sample Summary Reporting Form, Section I)	Monthly	21st day after month end

6.	Statutory Reserves (See Exhibit F-1 for Sample Summary Reporting Form, Section II)	Quarterly	21st day after quarter end

7.	Policy Exhibit (only required for Paper Reporting) (See Exhibit F-1 for Sample Summary Reporting Form, Section III)	Monthly	21st day after month end

8.	Valuation Reserve Certification (See Exhibit F-2 for Sample)	Annually	October 31st

9.	Tax Reserve Certification (See Exhibit F-3 for Sample)	Annually	June 1st

Minimum Data Requirements for Electronic Administration;

Policy record details for new business, renewal business and changes and terminations (Reports #1, 2 and 3 in Report Requirements, above) may be reported as separate reports or combined into one report, hereinafter referred to as the Billings and Transactions Report. Nonetheless, the data elements specified below for the Billings and Transactions Report must be provided for each reported record.

Billings and Transactions Report:

General

1. Reporting Period Dates	Specifies the beginning and ending date of the reporting period represented on the statement file.

Insured Data

2. Last Name	Represents the surname or family name of the insured; must be specified for each insured on Joint policy types: name fields are required to be parsed out into listed components

3. First Name	Represents the given name of the insured; must be specified for each insured on joint policy types; name fields are required to be parsed out into these listed components.

4. Middle Name or Middle Initial (if available)	Represents the middle name of the insured; must be specified for each insured on joint policy types; name fields are required to be parsed out into these listed components.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit F

5. Date of Birth	Specifies the date on which the insured was born; this field must be provided on, each insured on a joint policy.

6. Sex	Indicates the gender of the insured; this field must be provided on each insured on a joint policy.

7. Tobacco Use Code	Indicates whether the insured is a smoker or user of tobacco products.

8. Rating	Indicates whether the insured is standard, substandard, or uninsurable.

9. Residence	State, province, or other geographical code that indicates where the insured resides.

10. Insured Sequence Number	Specifies the number assigned by the ceding company to delineate one insured from another on a policy with multiple insureds.

Coverage Data

11. Currency	Indicates the currency to be applied in calculating monetary amounts, if currency within this treaty is a variable on a by policy basis.

12. Reinsurance Method	Indicates whether the policy is being ceded on an automatic or facultative basis.

13. Policy Number	Specifies the number assigned by the ceding company to the policy record.

14. Coverage Sequence Number	Specifies the number assigned by the ceding company to delineate one coverage or benefit from another on a policy with multiple coverages or benefits.

15. Issue Date	The date the policy or benefit was issued.

16. Reinsurance Effective Date (if different than issue date)	Specifies the date upon which the reinsurance coverage goes into effect, if it goes into effect on a date other than the issue date. Can also be used to specify the Original Policy Issue Date on a contractual policy conversion.

17. Plan Code	Specifies the plan of insurance being provided to the insured; there must be a separate plan code for each coverage.

18. Joint Life Indicator	Indicates that the coverage is a joint coverage and that multiple lives are involved with the coverage.

19. Smoker Code	Indicates that the coverage has been issued at either non-smoker or smoker rates.

20. Preferred Risk Class	Indicates the level of classification between the preferred and standard categories; there may be more than one level of the preferred classification available, and this will indicate the specific level for this policy.

21. Mortality Rating	Specifies the exact rating assigned to the policy; premium rates will be based on this rating; this rating is generally expressed as a percentage.

22. Flat Extra Rate	Specifies a flat rate par thousand to be changed on the policy.

23. Flat Extra Duration	Specifies the number of years that the flat extra rating will be charged.

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Exhibit F

24. Direct Face Amount	Specifies the face amount of the benefit issued to the insured before the purchase of any reinsurance.

25. Reinsured Face Amount	Specifies the face amount of the reinsurance purchased.

26. Reinsured Amount at Risk	Specifies the net amount at risk for the current year’s reinsurance benefits.

27. Death Benefit Option	Specifies the option used to calculate the policy net amount at risk on Universal Life products only.

28. Coverage Maturity or Expiry Date	Specifies the date on which the insurance coverage will cease, based on the type or plan issued to the insured.

29. Issue Age	From date of issue, the age at which premiums will be charged when the case does not use a rated age.

30. Rated Age	From the date of issue, the age at which premiums will be charged when the age is increased for substandard reasons, or when the age is an equivalent age for joint products.

31. Transaction Code	Indicates the specific action that has occurred to cause a policy to appear on the billing or transaction report, such as New Business, Renewal, Lapse, Death etc.

32. Transaction Effective Date	Specifies the date on which the transaction is applied to the insured’s policy.

33. Standard Premium	The premium to be paid for the reinsured benefit; this must be specified for each benefit provided on a policy record.

34. Substandard Premium	In the event that a mortality rating has been assigned, this is the substandard portion of the premium to be paid for the reinsured benefit; this must be specified for each benefit provided on a polity record.

35. Flat Extra Premium	The premium to be paid the reinsurer for any flat extra premiums assigned to the policy.

36. Fees	Any additional fees to be charged, such as policy fees

37. Standard Allowance	The allowance to be taken for the reinsured benefit; this must be specified for each benefit provided on a policy record.

38. Substandard Allowance	In the event that a mortality rating has been assigned, this is the portion of the allowance to be taken for the substandard premium; this must be specified for each benefit provided on a policy record.

39. Flat Extra Allowance	In the event a flat extra rating has bean assigned to the policy, this is the portion of the allowance to be taken on the flat extra premium; this must be specified for each flat extra premium provided on a policy record.

40. Fee Allowance	The allowance to be taken for any fees paid on the record.

41. Underwriting Method (mandatory if Agreement covers policies with less than full underwriting	The underwriting method applies to the reinsured policies, i.e., Simplified or Guaranteed Issue

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit F

Inforce List:

As required, a Complete listing of all policy records considered to be in force under this Agreement must also provided to the Reinsure [Report # 4 in Report Requirements, above). Each record on the Inforce List must contain data element 1-30, as specified in the above listing of data requirements.

Reporting System: The System used by the Company to administer its reinsurance is: TAI.

The Company will inform the Reinsurer at least one reporting period in advance of any change in the reporting format or data prior to prior to its use in reports to the Reinsurer. The Company will provide the Reinsurer with a test file containing such a change prior to its implementation in he production of reports.

Additional Information:

Upon request, the Company will promptly provide the Reinsurer with any additional Information related to the Reinsured Policies and which the Reinsurer requires in order to complete its financial statements.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit F-1

Swiss Re Life & Health America Inc.

SELF ADMINISTERED REINSURANCE SUMMARY REPORTING FORM

Ceding Company	Reinsurer

Treaty/Account #	Period Experience is for

Coin YRT Mod Co Other	Interest Sensitive: Yes No

Reinsurance Premium Mode:	Monthly	Quaterly	Annual	In Advance	In Arrears

Reinsurance Reporting Mode:	Monthly	Quaterly	Annual

Contact	Date	Phone #

SECTION I - ACCOUNTING

		* * Premiums * *		* * Allowances Other * *			Total
		First Year	Renewal Year	First Year	Renewal Year Benefit
Life
ADB
Waiver of Premium
TOTAL

SECTION II - RESERVE INFORMATION

Amount of Rein (000)		Issue Year	Reserves Reinsured
Life	ADB		Life	ADB	Waiver	Subst’d	Deficiency

SECTION III - POLICY EXHIBIT INFORMATION

			Current Period			Year to Date
			No. of Policies	Amt. of * Rein (000)		No. of Policies	Amt. of * Rein (000)
A. In force Beg. of Period					A.
1. New Business		Auto Fac			1. Auto Fac
2. Conversions/ Replacements - On					2.
3. Reinstatements					3.
4. Other Increases					4.
5. Not Takens a) Total Inc (1+2+3+4-5)					5. a)
6. Death					6.
7. Conversions/Replacements- Off					7.
8. Lapses					8.
9. Surrenders					9.
10. Expiry					10.
11. Recapture					11.
12. Other Decreases b) Total Dec (6+7+8+9+10+11+12)					12. b)
B. In force End of Period (A + a-b)					B.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit F-2

Valuation Reserve for Self-Administered Business Ceded to Swiss Re Life & Health America Inc. from Fidelity Life Association, A Legal Reserve Life Insurance Company

In force and Reserves at	200x:

Plan:	Type: SM/NSM/AGGR/TOTAL

In force Reinsured Amount:

In force Number of Reinsured Policies:

Valuation Reserve as at	200x:

Type	Reserve Amount ($)	Reserve Basis (Table, interest rate and method)
Active Life Reserve
Unearned Premium Reserve
Disabled Life Reserve
Liability for Incurred But Not Reported Claims (IBNR)
Liability for Due and Unpaid Claims
Liability for claims in Course of Settlement
Other** (specify)
Total

** If credit for deficiency reserves is being taken, please specify under “other”.

As the valuation actuary of the above named company I certify that the information above is correct as shown. *

Name:

Signature:

Actuarial Designation:

Title:

Date:

*	Required only for Year End Valuation Reserves.

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Exhibit F-3

Tax Reserve Certification for Self Administered Business Ceded to Swiss Re Life & Health America Inc. from Fidelity Life Association, A Legal Reserve Life Insurance Company

In force and Reserves at December 31, 200x:

Plan:	Type: SM/NSM/AGGR/TOTAL

In force Reinsured Amount:

In force Number of Reinsured Policies:

Tax Reserve as at December 31, 200x:

Type	Reserve Amount($)	Reserve Basis (Table, interest rata and method)
Active Life Reserve
Unearned Premium Reserve
Disabled Life Reserve
Liability for incurred But Not Reported Claims (IBNR)
Liability for Due and Unpaid Claims
Liability for Claims In Course of Settlement
Other** (specify)
Total

**	If credit for deficiency reserves is being taken, please specify under ‘other”.

As the valuation actuary of the above named company 1 certify that the information above is correct as shown.

Name:

Signature:

Actuarial Designation:

Title:

Date:

I478580US-13 (06-01-2013) Stand-alone ADB (QT #06635US13)

Amendment 1 to the Automatic Self-Administered Accidental Death Benefit Rider Policy Coinsurance Reinsurance Agreement I478580US-13 effective June 1, 2013, between FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY of Chicago, Illinois (“the Company”) and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut (“the Reinsurer”).

Effective July 1, 2014, the Agreement is amended as follows in order extend coverage for new business of the Stand-alone ADB with Family and inflation Riders:

1. Article 17.1 Financial Conditions is replaced in its entirety with the attached Article 17.1 Financial Conditions.

2. Article 17.2 Business Monitoring is added to the agreement as specified in the attached Article 17.2 Business Monitoring.

3. Exhibit A, Business Covered is replaced in its entirety with the attached Exhibit A, Business Covered.

4. Exhibit C-2, Rates and Terms for Accidental Death Benefit Rider Policy, Optional Family Accidental Death Benefit Rider, and Optional Inflation Rider is added to the agreement as specified in the attached Exhibit C-2.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY

By:	/s/ Jim Harkensee	By:	/s/ Gregory J. Roemelt
Title:	President & COO	Title:	Chief Actuary
Date:	9/19/2014	Date:	9/19/2014

SWISS RE LIFE & HEALTH AMERICA INC.

By:	UNDICIPHERABLE	By:	UNDICIPHERABLE
Title:	SVP	Title:	VP
Date:	9/22/2014	Date:	9/22/2014

A1-I478580US-13 (07-01-2014) QT#08995US14	Page | 1

17.1	Financial Conditions

Effective July 1. 2014: If the Company’s surplus falls below 400% of the company action level, as such RBC company action level is defined at inception of this Agreement, or the Company’s statutory capital and surplus falls below $100,000,000 (each a “Triggering Event”), then the following actions will occur:

a)	The Reinsurer’s right to terminate this Agreement for new business will be reduced from sixty (60) days to thirty (30) days.

b)	For new business written after the Triggering Event, the allowance structure will move to that outlined in Exhibit C-2, item 14, Special Conditions, Reinsurance Allowance Structure.

The Company agrees to notify the Reinsurer within seven (7) business days of the later of occurrence of a Triggering Event or Knowledge of that Triggering Event. In addition, the Company agrees to provide quarterly estimates of company action level RBC and statutory capital and surplus levels.

In addition, the Company agrees to notify the Reinsurer within five (5) business days of any material changes to the Company’s July 2014 Board approval business plan or any discretionary payments In excess of the July 2014 Board approval plan outside of the normal course of business made by the Company to the parent company of any affiliated entities. This includes the drawing down of existing or inception of new intracompany loans. If the Company fails to meet these requirements the Reinsurer’s right to terminate this Agreement for new business will be reduced from sixty (60) to thirty (30) days.

Effective June 1, 2013 through June 30, 2014: If the Company’s surplus falls below 300% of the authorized control level, as such RBC control level is defined at inception of this Agreement, or the Company’s statutory capital and surplus falls below $100,000,000, then the following actions will occur:

a)	The Reinsurer’s right to terminate this Agreement for new business will be reduced from sixty (60) to thirty (30) days.

b)	For new business written after the Trigger event, the allowance structure will move to that outlined in Exhibit C-1, item 14, Special Conditions, Reinsurance Allowance Structure.

The Company agrees to notify the Reinsurer within fifteen (15) business days of the occurrence of a triggering event. In addition, the Company agrees to provide quarterly estimates of RBC control level and statutory capital and surplus levels.

A1-I478580US-13 (07-01-2014) QT#08995US14	Page | 2

17.2	Business Monitoring

Effective July 1, 2014: The Company agrees to closely monitor new business volume production as well as first year lapse rates across the business. A Triggering Event for this Article is defined as the following:

(a)	New business issues for any rolling 3-month period exceeding $10 billion of volume; and

(b)	First year lapse rate (volume based) for any 3 month period of new business issues exceeding 65%.

The Company agrees to notify the Reinsurer within seven (7) days of the later of occurrence of a Triggering Event or knowledge of that Triggering Event. In the event that a Triggering Event takes place the following actions will occur:

(a)	The Reinsurer’s right to terminate This Agreement for now business will be reduced from sixty (60) days to thirty (30) days.

(b)

For new business written after the Triggering Event, the Reinsurer will have the option to move to the allowance structure outlined In Exhibit C-2, item 14, Special Conditions, Reinsurance Allowance Structure by providing thirty (30) days’ notice.

A1-I478580US-13 (07-01-2014) QT#08995US14	Page | 3

Exhibit A

Business Covered

Agreement Effective Date:

June 1, 2013. The commencement dates for specific plans are shown below.

Coverage:

The policy and riders shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the riders are issued to citizens of the United States or legal permanent residents thereof.

Basis:

90% on a First Dollar Quota Share basis up to $450,000 per insured (100% of the total reinsurance) to the maximum Automatic Acceptance Limits stated in Exhibit E.

Company’s State of Domicile: Illinois

Plan/Rider Identification	Exhibit Reference for Rates	Commencement Date	Termination Date
Accidental Death Benefit Rider Policy	C-1	June 1, 2013	June 30,2014
	C-2	July 1, 2014	December 31, 2014
Optional Family Accidental Death Benefit Rider attached to Accidental Death Benefit Policy	C-1	June 1, 2013	June 30, 2014
	C-2	July 1,2014	December 31, 2014
Optional Inflation Rider attached to Accidental Death Benefit Policy	C-1	June 1, 2013	June 30, 2014
	C-2	July 1, 2014	December 31, 2014

A1-I478580US-13 (07-01-2014) QT#08995US14	Page | 4

Exhibit C-2

(effective July 1, 2014)

Rates and Terms for Accidental Death Benefit Rider Policy

Optional Family Accidental Death Benefit Rider

Optional Inflation Rider

1.	Reinsurance Structure: Coinsurance

2.	Age Basis: Age Last Birthday

3.	Premium Mode: Reinsurance premium mode will follow the premium mode of the underlying policy.

4.	Billing Frequency: Monthly

5.	Gross Reinsurance Premiums:

Reinsurance Premiums will be the appropriate quota share of the gross rate of premium charged by the Company, as shown below:

Rider	Rate per $1,000	Policy Fee
ADB Rider (Face amounts under $ 100,000)	$1.04	$50.00
ADB Rider (Face amounts over $100,000)	$0.99	$55.00
Optional Family ADB Rider	$0.45	N/A
Optional Inflation Rider (without Family ADB Rider)	$0.17	N/A
Optional Inflation Rider (with Family ADB Rider)	$0.22	N/A

The modal loading for the above gross premium rates is specified below:

Modal Factors
Annual, multiply 1.00
Semi-Annual, multiply 0.52
Quarterly, multiply 0.28
Monthly, multiply 0.087

A1-I478580US-13 (07-01-2014) QT#08995US14	Page | 5

Exhibit C-2

6.	Reinsurance Allowances:

The Reinsurer agrees to pay allowances for reinsurance ceded under this Agreement equal to the gross reinsurance premium times the appropriate allowance from the following table:

July 1, 2014 to December 31, 2014, subject, but not limited to, Articles 17.1, 17.2 and Section 14 below and barring mutual agreement by the Company and the Reinsurer:

Issue Age*	First Year	Renewal Years
20 – 29	125%	19%
30 – 39	125%	31%
40 – 49	125%	32%
50 – 59	125%	21%

* See Section 14, Special Conditions for Issues Ages of 60 and above.

April 1, 2014 through June 30, 2014:

Issue Age	First Year	Renewal Years
20 – 29	100%	36%
30 – 39	100%	45%
40 – 49	100%	46%
50 – 59	100%	41%
60 – 65	100%	18%

June 1, 2013 through March 31, 2014:

Issue Age	First Year	Renewal Years
20 – 29	125%	27%
30 – 39	125%	39%
40 – 49	125%	39%
50 – 59	125%	29%
60 – 65	125%	13%

7.	Policy Fee:

The Company will pay the Reinsurer its share of the annual policy fee, subject to a 100% allowance in all years.

8.	Cancellation:

On and after December 31, 2014, the treaty will Cancel for new business.

9.	Reinsured Net Amounts At Risk:

The net amount at risk will be based on the reinsured face amount; the products reinsured hereunder have no cash surrender values

10.	Rate Basis:

The rates in this subsection are on a non-participating basis.

A1-I478580US-13 (07-01-2014) QT#08995US14	Page | 6

Exhibit C-2

11.	Rate Guarantee:

The Company’s direct premiums are fully guaranteed for the life of the policy. Likewise, the reinsurance allowances set out in this Exhibit are guaranteed for the life of the policy.

12.	Minimum Recapture Period:

Recapture not available.

13.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The claim occurs during the contestable period and the Company is not contesting the claim; or

b)	The death occurs outside of the United States or Canada; or

c)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead.

14.	Special Conditions:

Agreement Terms: The Reinsurer and the Company will revisit the terms of the Agreement prior to December 31, 2014 to consider product Changes under consideration by the Company and to further evaluate the volume of sales, first year lapse, and other aspects of the business sold.

For Issue Ages 60 and above: The Company will cease accepting applications for policyholders issue ages 60 and above on August 1, 2014. The Company and the Reinsurer acknowledge that there will be policies for insureds with issue ages 60-65 that have effective dates of August 1, 2014 and later, due to normal new business processing. Reinsurer agrees to accept these post-July 31, 2014 effective date policies for Issue ages 60-65 under the same terms as policies with effective dates July 1, 2014 thru July 31, 2014, outlined below.

July 1, 2014 through July 31, 2014:

Issue Age	First Year	Renewal Years
60 – 65	100%	10%

Commission Structure: Commission structure changes discussed have been implemented and will be in place for all business issued from July 1, 2014 through the termination of this Agreement barring mutual agreement between the Company and the Reinsurer.

A1-I478580US-13 (07-01-2014) QT#08995US14	Page | 7

Exhibit C-2

Administration: The Company and the Reinsurer agree that they are continuing to work together to fully implement the reinsurance administration within a timely manner.

Experience date: The Company agrees to periodically provide updated distribution, lapse, and mortality experience data upon request. The Company and The Reinsurer to determine specifics around frequency and type of reporting to be provided in addition to periodic seriatim data updates.

Volume Limitations: This Agreement has been approved for new business issued from July 1, 2014 forward, subject to a cap on base policy new business issues of $15,000,000,000. If new business issues reach this limit, then all additional new business will move to the reinsurance allowance structure described below.

Reinsurance Allowance Structure: If any of the conditions described in Article 17.1, Financial Conditions, and Exhibit C-2, item 14, Volume Limitations, are met, the following reinsurance allowance structure will be used:

Issue Age	First Year	Renewal Years
20 – 29	100%	27%
30 – 39	100%	38%
40 – 49	100%	40%
50 – 59	100%	28%

A1-I478580US-13 (07-01-2014) QT#08995US14	Page | 8

Amendment No. 2 to the Automatic Self-Administered Accidental Death Benefit Rider Policy Coinsurance Reinsurance Agreement I478580US-13 effective June 1, 2013, between FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY of Chicago, Illinois (“the Company”) and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut (“the Reinsurer”).

WHEREAS, the parties amended the Agreement in order to extend coverage for new business of the Stand-alone ADB with Family and Inflation Riders;

WHEREAS, the Stand-alone ADB with Family and Inflation Riders was terminated for new business effective December 31, 2014;

WHEREAS, the Company wishes to extend coverage for new business of the Standalone ADB with Family and Inflation Riders to January 31,2015.

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1. Exhibit A, Business Covered is replaced In its entirety with the attached Exhibit A, Business Covered.

2. Exhibit C-2, Rates and Terms for Accidental Death Benefit Rider Policy, Optional Family Accidental Death Benefit Rider, and Optional Inflation Rider is replaced in its entirety with the attached Exhibit C-2, Rates and Terms for Accidental Death Benefit Rider Policy, Optional Family Accidental Death Benefit Rider and Optional Inflation Rider.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY

By:	/s/ Chris Kim	By:	/s/ Gregory J Roemelt
Title:	CFO	Title:	Chief Actuary
Date:	12/23/2014	Date:	12/23/2014

SWISS RE LIFE & HEALTH AMERICA INC.

By:	UNDICIPHERABLE	By:	UNDICIPHERABLE
Title:	VP	Title:	VP
Date:	12/14/2014	Date:	12/18/2014

A2-I478580US-13(11-17-2014) QT#10212US14	Page 1 of 6

Exhibit A

Business Covered

Agreement Effective Date:

June 1, 2013. The commencement dates for specific plans are shown below.

Coverage:

The policy and riders shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the riders are issued to citizens of the United States or legal permanent residents thereof.

Basis:

90% on a First Dollar Quota Share basis up to $450,000 per insured (100% of the total reinsurance) to the maximum Automatic Acceptance Limits stated in Exhibit E.

Company’s State of Domicile: Illinois

Plan/Rider Identification	Exhibit Reference for Rates	Commencement Date	Termination Date
Accidental Death Benefit Rider Policy	C-1 C-2	June 1, 2013 July 1, 2014	June 30, 2014 January 31, 2015
Optional Family Accidental Death Benefit Rider attached to Accidental Death Benefit Policy	C-1 C-2	June 1, 2013 July 1, 2014	June 30, 2014 January 31, 2015
Optional Inflation Rider attached to Accidental Death Benefit Policy	C-1 C-2	June 1, 2013 July 1, 2014	June 30, 2014 January 31, 2015

A2-I478580US-13(11-17-2014) QT#10212US14	Page 2 of 6

Exhibit C-2

Rates and Terms for Accidental Death Benefit Rider Policy

Optional Family Accidental Death Benefit Rider

Optional Inflation Rider

1.	Reinsurance Structure: Coinsurance

2.	Age Basis: Age Last Birthday

3.	Premium Mode: Reinsurance premium mode will follow the premium mode of the underlying policy.

4.	Billing Frequency: Monthly

5.	Gross Reinsurance Premiums:

Reinsurance Premiums will be the appropriate quota share of the gross rate of premium charged by the Company, as shown below:

Rider	Rate per	Policy Fee
ADB Rider (Face amounts under $100,000)	$1.04	$50.00
ADB Rider (Face amounts Over $100,000)	$0.99	$55.00
Optional Family ADB Rider	$0.45	N/A
Optional Inflation Rider (without Family ADB Rider)	$0.17	N/A
Optional Inflation Rider (with Family ADB Rider)	$0.22	N/A

The modal loading for the above gross premium rates is specified below:

Modal Factors
Annual, multiply 1.00
Semi-Annual, multiply 0.52
Quarterly, multiply 0.28
Monthly, multiply 0.087

A2-I478580US-13(11-17-2014) QT#10212US14	Page 3 of 6

Exhibit C-2

6.	Reinsurance Allowances:

The Reinsurer agrees to pay allowances for reinsurance ceded under this Agreement equal to the gross reinsurance premium times the appropriate allowance from the Following table:

July 1, 2014 to January 31, 2015, subjects, but not limited to, Articles 17.1, 17.2 and Section 14 below and barring mutual agreement by the Company and the Reinsurer:

Issue Age*	First Year	Renewal Years
20 – 29	125%	19%
30 – 39	125%	31%
40 – 49	125%	32%
50 – 59	125%	21%

*	See Section 14, Special Conditions for Issues Ages of 60 and above.

April 1, 2014 through June 30, 2014:

Issue Age	First Year	Renewal Years
20 – 29	100%	36%
30 –39	100%	45%
40 – 49	100%	46%
50 – 59	100%	41%
60 – 65	100%	18%

June 1, 2013 through March 31, 2014:

Issue Age	First Year	Renewal Years
20 – 29	125%	27%
30 – 39	125%	39%
40 – 49	125%	39%
50 – 59	125%	29%
60 – 65	125%	13%

7.	Policy Fee:

The Company will pay the Reinsurer its share of the annual policy fee, subject to a 100% allowance in all years.

8.	Cancellation:

On and after January 31, 2015, the treaty will cancel for new business.

9.	Reinsured Net Amounts At Risk:

The net amount at risk will be based on the reinsured face amount; the products reinsured hereunder have no cash surrender values

10.	Rate Basis:

The rates in this subsection are on a non-participating basis.

A2-I478580US-13(11-17-2014) QT#10212US14	Page 4 of 6

Exhibit C-2

11.	Rate Guarantee:

The Company’s direct premiums are fully guaranteed far the life of the policy. Likewise, the reinsurance allowances set out in this Exhibit are guaranteed for the life of the policy.

12.	Minimum Recapture Period:

Recapture not available.

13.	Conditions Requiring Claims Consultation: Before conceding liability or making. settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The claim occurs during the contestable period and the Company is not contesting the claim; or

b)	The death occurs outside of the United States, or Canada; or

c)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead.

14.	Special Conditions:

Agreement Terms: The Reinsurer and the Company will revisit the terms of the Agreement prior to January 31, 2015 to consider product changes under consideration by the Company and to further evaluate the volume of sales, first year lapse, and other aspects of the business sold.

For Issue Ages 60 and above: The Company will cease accepting applications for policyholders issue ages 60 and above on August 1, 2014. The Company and the Reinsurer acknowledge that there will be policies for insureds with issue ages 60-65 that have effective dates of August 1, 2014 and later, due to normal new business processing. Reinsurer agrees to accept these post-July 31, 2014 effective date policies for issue ages 60-65 under the same terms as policies with effective dates July 1, 2014 thru July 31, 2014, outlined below.

July 1, 2014 through July 31, 2014:

Issue Age	First Year	Renewal Years
60 – 65	100%	10%

Commission Structure: Commission structure changes discussed have been implemented end will be in place for all business issued from July 1, 2014 through the termination of this Agreement barring mutual agreement between the Company and the Reinsurer.

A2-I478580US-13(11-17-2014) QT#10212US14	Page 5 of 6

Exhibit C-2

Administration: The Company and the Reinsurer agree that they are continuing to work together to fully implement the reinsurance administration within a timely manner.

Experience data: The Company agrees to periodically provide updated distribution, lapse, and mortality experience data upon request. The Company and the Reinsurer to determine specifics around frequency and type of reporting to be provided in addition to periodic seriatim data updates.

Volume Limitations: This Agreement has been approved for new business issued from July 1, 2014 forward, subject to a cap on base policy new business issues of $15,000,000,000. If new business issues reach this limit, then all additional new business will move to the reinsurance allowance structure described below.

Reinsurance Allowance Structure: If any of the conditions described in Article 17.1, Financial Conditions, and Exhibit C-2, item 14, Volume Limitations, are met, the following reinsurance allowance structure will be used:

Issue Age	First Year	Renewal Years
20 – 29	100%	27%
30 – 39	100%	38%
40 – 49	100%	40%
50 – 59	100%	28%

A2-I478580US-13(11-17-2014) QT#10212US14	Page 6 of 6

Amendment No. 3 to the Automatic Self-Administered Accidental Death Benefit Rider Policy Coinsurance Reinsurance Agreement I478580US-13 effective June 1, 2013, between FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY of Chicago, Illinois (“the Company”) and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut (“the Reinsurer”).

WHEREAS, the Agreement covers, from the inception date, Accidental Death Benefit Rider Policy, Optional Family Accidental Death Benefit Rider, and the Optional Inflation Rider attached to the Accidental Death Benefit Rider Policy;

WHEREAS, the parties wish to clarify the embedded benefits covered and the Business Guidelines to the Agreement;

NOW THEREFORE, effective June 1, 2013, in consideration of the mutual promises and covenants set forth herein, the parties agree to amend the Agreement as follows:

1. Exhibit A, Business Covered is replaced in its entirety with the attached Exhibit A, Business Covered.

2. Exhibit A-1, Business Guidelines is replaced in its entirety with the Exhibit A-1, Business Guidelines.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY

By:	/s/ Gregory J. Roemelt	By:	/s/ Jim Harkensee
Title:	Chief Actuary	Title:	President & COO
Date:	3/31/15	Date:	3/31/15

SWISS RE LIFE & HEALTH AMERICA INC.

By:	UNDICIPHERABLE	By:	UNDICIPHERABLE
Title:	SVP	Title:	VP
Date:	3/16/2015	Date:	3/16/15

A3-I478580US-13(6-1-2013) QT#10407US15	Page 1

Exhibit A

Business Covered

Agreement Effective Date:

June 1, 2013. The commencement dates for specific plans are shown below.

Coverage:

The policy and riders shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the riders are issued to citizens of the United States or legal permanent residents thereof.

Basis:

90% on a First Dollar Quota Share basis up to $450,000 per insured (100% of the total reinsurance) to the maximum Automatic Acceptance Limits stated in Exhibit E.

Company’s State of Domicile: Illinois

Plan/Rider Identification	Exhibit Reference for Rates	Commencement Date	Termination Date
Accidental Death Benefit Rider Policy*	C-1	June 1, 2013	June 30, 2014
	C-2	July 1, 2014	January 31, 2015
Optional Family Accidental Death Benefit Rider attached to Accidental Death Benefit Policy**	C-1	June 1, 2013	June 30, 2014
	C-2	July 1, 2014	January 31, 2015
Optional Inflation Rider attached to Accidental Death Benefit Policy	C-1	June 1, 2013	June 30, 2014
	C-2	July 1, 2014	January 31, 2015

*	Embedded benefits include Auto Safety Benefit and Travel Benefit (not subject to an additional reinsurance premium).
**	Embedded benefits include Auto Safety Benefit, College Fund Benefit, Double Tragedy Benefit and Travel Benefit (not subject to an additional reinsurance premium).

A3-I478580US-13(6-1-2013) QT#10407US15	Page 2

Exhibit A-1

(Effective June 1, 2013)

Business Guidelines

The Company affirms that the following have been supplied to the Reinsurer and are in use as of the effective date of this Agreement:

1.	Policy Form(s)

ADB Policy Form F3700.doc

2.	Supplemental Benefit and Rider Form(s)

F3715 Family Accidental Death Benefit Rider.doc;

F3720 Inflation Benefit Rider.doc

3.	Premium Rates or COI Rates

Assumptions Stand-Alone ADB Sent to Swiss Re 5-7-13.xls

4.	Underwriting Manual

Draft_ ADB_ App_20140325. pdf

A3-I478580US-13(6-1-2013) QT#10407US15	Page 3

Amendment No. 4 to the Automatic Self-Administered Accidental Death Benefit Rider Policy Coinsurance Reinsurance Agreement I478580US-13 effective June 1, 2013, between FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY of Chicago, Illinois (“the Company”) and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut (“the Reinsurer”).

Effective February 1, 2015, the Agreement is amended as follows in order to extend coverage for new business of the Stand-alone ADB with Family and Inflation Riders:

1. Article 17.1 Financial Conditions is replaced in its entirety with Article 17.1 Financial Conditions attached to this amendment.

2. Article 17.2 Business Monitoring is replaced in its entirety with Article 17.2 Business Monitoring attached to this amendment.

3. Exhibit A, Business Covered is replaced in its entirety with the attached Exhibit A, Business Covered.

4. Exhibit C-3, Rates and Terms for Accidental Death Benefit Rider Policy, Optional Family Accidental Death Benefit Rider, and Optional Inflation Rider is added to the Agreement as specified in the attached Exhibit C-3.

5. Exhibit D, The Company’s Retention Limits and Exhibit E, Automatic Issue and Acceptance Limits are replaced in their entirety with the Exhibit D, The Company’s Retention Limits and Exhibit E, Automatic Issue and Acceptance Limits, attached to this amendment.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY

By:	/s/ Gregory J Roemelt	By:	/s/ Chris Kim
Title:	Chief Actuary	Title:	CFO
Date:	4/7/15	Date:	4/7/2015

SWISS RE LIFE & HEALTH AMERICA INC.

By:	UNDICIPHERABLE	By:	UNDICIPHERABLE
Title:	SVP	Title:	VP
Date:	3/26/2015	Date:	3/26/15

A4-I478580US-13(02-01-2015) QT#10227US14	Page 1

Exhibit A

Business Covered

Agreement Effective Date:

June 1, 2013. The commencement dates for specific plans are shown below.

Coverage:

The policy and riders shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the riders are issued to citizens of the United States or legal permanent residents thereof.

Basis:

1. 90% on a First Dollar Quota Share basis up to $450,000 per insured (100% of the total reinsurance) to the maximum Automatic Acceptance Limits stated in Exhibit E.

2. 50% on a First Dollar Quota Share basis up to $250,000 per insured (100% of the total reinsurance) to the maximum Automatic Acceptance Limits stated in Exhibit E.

Company’s State of Domicile: Illinois

Plan/Rider Identification	Basis	Exhibit Reference for Rates	Commencement Date	Termination Date
Accidental Death Benefit Rider Policy*	1.	C-1	June 1, 2013	June 30, 2014
	1.	C-2	July 1, 2014	January 31, 2015
	2.	C-3	February 1, 2015
Optional Family Accidental Death Benefit Rider attached to Accidental Death Benefit Policy**	1.	C-1	June 1, 2013	June 30, 2014
	1.	C-2	July 1, 2014	January 31, 2015
	2.	C-3	February 1, 2015
Optional Inflation Rider attached to Accidental Death Benefit Policy	1.	C-1	June 1, 2013	June 30, 2014
	1.	C-2	July 1, 3014	January 31, 2015
	2.	C-3	February 1, 2015

*	Embedded benefits include Auto Safety Benefit and Travel Benefit (not subject to an additional reinsurance premium).
**	Embedded benefits include Auto Safety Benefit, College Fund Benefit, Double Tragedy Benefit and Travel Benefit (not subject to an additional reinsurance premium).

A4-I478580US-13(02-01-2015) QT#10227US14	Page 2

17.1	Financial Conditions

Effective February 1, 2015: If the Company’s surplus falls below 400% of the company action level, as such RBC company action level is defined at inception of this Agreement, or the Company’s statutory capital and surplus falls below $100,000,000 (each a “Triggering Event”), then the Reinsurer’s right to terminate this Agreement for new business will be reduced from sixty (60) days to thirty (30) days.

The Company agrees to notify the Reinsurer within seven (7) business days of the later of occurrence of a Triggering Event or knowledge of that Triggering Event. In addition, the Company agrees to provide quarterly estimates of company action level RBC and statutory capital and surplus levels.

In addition, the Company agrees to notify the Reinsurer within five (5) business days of any material changes to the Company’s Board approved business plan or any discretionary payments in excess of such Board approval plan outside of the normal course of business made by the Company to the parent company of any affiliated entities that was most recently communicated to the Reinsurer. This includes the drawing down of existing or inception of new intracompany loans. If the Company fails to meet these requirements the Reinsurer’s right to terminate this Agreement for new business will be reduced from sixty (60) to thirty (30) days.

Effective July 1, 2014 through January 31, 2015: If the Company’s surplus falls below 400% of the company action level, as such RBC company action level is defined at inception of this Agreement, or the Company’s statutory capital and surplus falls below $100,000,000 (each a “Triggering Event”), then the following actions will occur:

a)	The Reinsurer’s right to terminate this Agreement for new business will be reduced from sixty (60) days to thirty (30) days.

b)	For new business written after the Triggering Event, the allowance structure will move to that outlined in Exhibit C-2, item 14, Special Conditions, Reinsurance Allowance Structure.

The Company agrees to notify the Reinsurer within seven (7) business days of the later of occurrence of a Triggering Event or knowledge of that Triggering Event. In addition, the Company agrees to provide quarterly estimates of company action level RBC and statutory capital and surplus levels.

In addition, the Company agrees to notify the Reinsurer within five (5) business days of any material changes to the Company’s July 2014 Board approval business plan or any discretionary payments in excess of the July 2014 Board approval plan outside of the normal course of business made by the Company to the parent company of any affiliated entities. This includes the drawing down of existing or inception of new intrcaompany loans. If the Company fails to meet these requirements the Reinsurer’s right to terminate this Agreement for new business will be reduced from sixty (60) to thirty (30) days.

A4-I478580US-13(02-01-2015) QT#10227US14	Page 3

Effective June 1, 2013 through June 30, 2014: If the Company’s surplus falls below 300% of the authorized control level, as such RBC control level is defined at inception of this Agreement, or the Company’s statutory capital and surplus falls below $100,000,000, then the following actions will occur:

a)	The Reinsurer’s right to terminate this Agreement for new business will be reduced from sixty (60) to thirty (30) days.

b)	For new business written after the trigger event, the allowance structure will move to that outlined in Exhibit C-1, Item 14, Special Conditions, Reinsurance Allowance Structure.

The Company agrees to notify the Reinsurer within fifteen (15) business days of the occurrence of a triggering event. In addition, the Company agrees to provide quarterly estimates of RBC control level and statutory capital and surplus levels.

A4-I478580US-13(02-01-2015) QT#10227US14	Page 4

17.2	Business Monitoring

Effective February 1, 2015: The Company agrees to closely monitor new business volume production as well as first year lapse rates across the business. A Triggering Event for this Article is defined as the following:

(a)	New business issues for any rolling 3-month period exceeding $10 billion of volume; and

(b)	First year lapse rate (volume based) for any 3 month period of new business issues exceeding 65%.

The Company agrees to notify the Reinsurer within seven (7) days of the later of occurrence of a Triggering Event or knowledge of that Triggering Event. In the event that a Triggering Event takes place, the Reinsurer’s right to terminate this Agreement for new business will be reduced from sixty (60) days to thirty (30) days.

Effective July 1, 2014 through January 31, 2015: The Company agrees to closely monitor new business volume production as well as first year lapse rates across the business. A Triggering Event for this Article is defined as the following:

(a)	New business issues for any rolling 3-month period exceeding $10 billion of volume; and

(b)	First year lapse rate (volume based) for any 3 month period of new business issues exceeding 65%.

The Company agrees to notify the Reinsurer within seven (7) days of the later of occurrence of a Triggering Event or knowledge of that Triggering Event. In the event that a Triggering Event takes place the following actions will occur:

(a)	The Reinsurer’s right to terminate this Agreement for new business will be reduced from sixty (60) days to thirty (30) days.

(b)

For new business written after the Triggering Event, the Reinsurer will have the option to move to the allowance structure outlined in Exhibit C-2, item 14, Special Conditions, Reinsurance Allowance Structure by providing thirty (30) days’ notice.

A4-I478580US-13(02-01-2015) QT#10227US14	Page 5

Exhibit C-3

(effective February 1, 2015)

Rates and Terms for Accidental Death Benefit Rider Policy

Optional Family Accidental Death Benefit Rider

Optional Inflation Rider

1.	Reinsurance Structure: Coinsurance

2.	Age Basis: Age Last Birthday

3.	Premium Made: Reinsurance premium mode will follow the premium mode of the underlying policy.

4.	Billing Frequency: Monthly

5.	Gross Reinsurance Premiums:

Reinsurance Premiums will be the appropriate quota share of the gross rate of premium charged by the Company, as shown below:

Rider	Rate per $1,000	Policy Fee
ADB Rider (Face amounts under $100,000)	$1.04	$50.00
ADB Rider (Face amounts over $100,000)	$0.99	$55.00
Optional Family ADB Rider	$0.45	N/A
Optional Inflation Rider (without Family ADB Rider)	$0.17	N/A
Optional Inflation Rider (with Family ADB Rider)	$0.22	N/A

The modal loading for the above gross premium rates is specified below:

Modal Factors
Annual, multiply 1.00
Semi-Annual, multiply 0.52
Quarterly, multiply 0.28
Monthly, multiply 0.087

A4-I478580US-13(02-01-2015) QT#10227US14	Page 6

Exhibit C-3

6.	Reinsurance Allowances:

The Reinsurer agrees to pay allowances for reinsurance ceded under this Agreement equal to the gross reinsurance premium times the appropriate allowance from the following table:

For New Business issued from February 1, 2015 and onwards:

Issue Age	First Year	Renewal Years
20 – 29	100%	24%
30 – 39	100%	36%
40 – 49	100%	37%
50 – 59	100%	26%

7.	Policy Fee:

The Company will pay the Reinsurer its share of the annual policy fee, subject to a 100% allowance in all years.

8.	Cancellation:

On and after December 31 , 2015, the treaty will cancel for new business.

9.	Reinsured Net Amounts At Risk:

The net amount at risk will be based on the reinsured face amount; the products reinsured hereunder have no cash surrender values

10.	Rate Basis:

The rates in this subsection are on a non-participating basis.

11.	Rate Guarantee:

The Company’s direct premiums are fully guaranteed for the life of the policy. Likewise, the reinsurance allowances set out in this Exhibit are guaranteed for the life of the policy.

12.	Minimum Recapture Period:

Recapture not available.

A4-I478580US-13(02-01-2015) QT#10227US14	Page 7

Exhibit C-3

13.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The claim occurs during the contestable period and the Company is not contesting the claim; or

b)	The death occurs outside of the United States or Canada; or

c)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead.

14.	Special Conditions:

Agreement Terms: The Reinsurer and the Company will revisit the terms of the Agreement prior to December 31, 2015 to consider product changes under consideration by the Company and to further evaluate the volume of sales, first year lapse, and other aspects of the business sold.

For Issue Ages 60 and above: The Company ceased accepting applications for policyholders issue ages 60 and above on February 1, 2015.

Administration: The Company and the Reinsurer agree that they are continuing to work together to fully implement the reinsurance administration within a timely manner.

Experience data: The Company agrees to periodically provide updated distribution, lapse, and mortality experience data upon request. The Company and the Reinsurer to determine specifics around frequency end type of reporting to be provided in addition to periodic seriatim data updates.

A4-I478580US-13(02-01-2015) QT#10227US14	Page 8

Exhibit D

(effective February 1, 2015)

The Company’s Retention Limits

Effective February 1, 2015: The Company will retain 50% of each Reinsured Policy. This applies to all business reinsured under this Agreement.

Effective June 1, 2013: The Company will retain 10% of each Reinsured Policy. This applies to all business reinsured under this Agreement.

It is understood that the amount retained by the Company includes its retention under any in force policies without the benefit of other reinsurance.

A4-I478580US-13(02-01-2015) QT#10227US14	Page 9

Exhibit E

(effective February 1, 2015)

Automatic Issue and Acceptance Limits

The total Automatic Issue Amounts available to the Company on a per life basis for the Accidental Death Benefit Rider will be as follows:

Effective January 1, 2015:

$250,000

Effective June 1, 2013:

$500,000

Effective February 1, 2015:

The Reinsurer will automatically accept 50% of each Policy, not to exceed the limits specified below on a per life basis.

$125,000

The Reinsurer will automatically accept 90% of each Policy, not to exceed the limits specified below on a per life basis:

Effective January 1, 2015 through January 31, 2015:

$ 225,000

Effective June 1, 2013 through December 31, 2014:

$450,000

A4-I478580US-13(02-01-2015) QT#10227US14	Page 10

Amendment No. 5 to the Automatic Self-Administered Accidental Death Benefit Rider Policy Coinsurance Reinsurance Agreement I478580US-13 effective June 1, 2013, between FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY of Chicago, Illinois (“the Company”) and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut (“the Reinsurer”).

The Agreement is amended as follows in order to extend Coverage for new business of the Stand-alone ADB with Family and Inflation Riders from December 31, 2015, to February 29, 2016:

1.	Exhibit A, Business Covered is replaced in its entirety with the attached Exhibit A, Business Covered.

2.

Exhibit C-3, Pates and Terms for Accidental Death Benefit Rider Policy, Optional Family Accidental Death Benefit Rider, and Optional Inflation Rider is added to the Agreement as specified in the attached Exhibit C-3.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE-COMPANY

By:	/s/ Gregory J Roemelt	By:	/s/ Chris Kim
Title:	Chief Actuary	Title:	CFO
Date:	1/29/16	Date:	1/29/2016

SWISS RE LIFE & HEALTH AMERICA INC.

By:	UNDICIPHERABLE	By:	UNDICIPHERABLE
Title:	SVP	Title:	VP
Date:	1/21/2016	Date:	1/21/2016

A5-I478580US-13(12-31-2015) QT#12399US16	Page 1

Exhibit A

Business Covered

Agreement Effective Data:

June 1, 2013. The commencement dates for specific plans are shown below.

[ILLEGIBLE] Coverage:

Coverage:

The policy and riders shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the riders are issued to citizens of the United States or legal permanent residents thereof.

Basis:

1.	90% on a First Dollar Quota Share basis up to $450,000 per insured (100% of the total reinsurance) to the maximum Automatic Acceptance Limits stated in Exhibit E.

2.	50% on a First Dollar Quota Share basis up to $250,000 per insured (100% of the total reinsurance) to the maximum Automatic Acceptance Limits stated in Exhibit E.

Company’s State of Domicile: Illinois

Plan/Rider Identification	Basis	Exhibit Reference for Rates	Commencement Date	Termination Date
Accidental Death
Benefit Rider Policy*	1.	C-1	June 1, 2013	June 30, 2014
	1.	C-2	July 1, 2014	January 31, 2015
	2.	C-3	February 1, 2015	February 29, 2016
Optional Family Accidental
Death Benefit Rider
attached to Accidental Death Benefit Policy**	1.	C-1	June 1, 2013	June 30, 2014
	1.	C-2	July 1, 2014	January 31, 2015
	2.	C-3	February 1, 2015	February 29, 2016
Optional Inflation Rider
attached to Accidental Death Benefit Policy	1.	C-1	June 1, 2013	June 30, 2014
	1.	C-2	July 1, 2014	January 31, 2015
	2.	C-3	February 1, 2015	February 29, 2016

*	Embedded benefits include Auto Safety Benefit and Travel Benefit (not subject to an additional reinsurance premium).
**	Embedded benefits include Auto Safety Benefit, College Fund Benefit, Double Tragedy Benefit and Travel Benefit (not subject to an additional reinsurance premium).

A5-I478580US-13(12-31-2015) QT#12399US16	Page 2

Exhibit C-3

(effective December 31, 2015)

Rates and Terms for Accidental Death Benefit Rider Policy

Optional Family Accidental Death Benefit Rider

Optional Inflation Rider

1.	Reinsurance Structure: Coinsurance

2.	Age Basis: Age Last Birthday

3.	Premium Mode: Reinsurance premium mode will follow the premium mode of the underlying policy.

4.	Billing Frequency: Monthly

5.	Gross Reinsurance Premiums:

Reinsurance Premiums will be the appropriate quota share of the gross rate of premium charged by the Company, as shown below:

Rider	Rate per $1,000	Policy Fee
ADB Rider (Face amounts under $100,000)	$1.04	$50.00
ADB Rider (Face amounts over $100,000)	$0.99	$55.00
Optional Family ADB Rider	$0.45	N/A
Optional Inflation Rider (without Family ADB Rider)	$0.17	N/A
Optional Inflation Rider (with Family ADB Rider)	$0.22	N/A

The modal loading for the above gross premium rates is specified below:

Modal Factors
Annual, multiply 1.00
Semi-Annual, multiply 0.52
Quarterly, multiply 0.28
Monthly, multiply 0.087

A5-I478580US-13(12-31-2015) QT#12399US16	Page 3

Exhibit C-3

6.	Reinsurance Allowances:

The Reinsurer agrees to pay allowances for reinsurance ceded under this Agreement equal to the gross reinsurance premium times the appropriate allowance from the following table:

For New Business issued from February 1, 2015 and onwards:

Issue Age	First Year	Renewal Years
20 – 29	100%	24%
30 – 39	100%	36%
40 – 49	100%	37%
50 – 59	100%	26%

7.	Policy Fee:

The Company will pay the Reinsurer its share of the annual policy fee, subject to a 100% allowance in all years.

8.	Cancellation:

On and after February 29, 2016, the treaty will cancel for new business.

9.	Reinsured Net Amounts At Risk:

The net amount at risk will be based on the reinsured face amount; the products reinsured hereunder have no cash surrender values

10.	Rate Basis:

The rates in this subsection are on a non-participating basis.

11.	Rate Guarantee:

The Company’s direct, premiums are fully guaranteed for the life of the policy. Likewise, the reinsurance allowances set out in this Exhibit are guaranteed for the life of the policy.

12.	Minimum Recapture Period:

Recapture not available.

A5-I478580US-13(12-31-2015) QT#12399US16	Page 4

Exhibit C-3

13.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The claim occurs during the contestable period and the Company is not contesting the claim; or

b)	The death occurs outside of the United States or Canada; or

c)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead.

14.	Special Conditions:

Agreement Terms: The Reinsurer and the Company will revisit the terms of the Agreement prior to February 29, 2016, to consider product changes under consideration by the Company and to further evaluate the volume of sales, first year lapse, and other aspects of the business sold.

For Issue Ages 60 and above: The Company ceased accepting applications for policyholders issue ages 60 and above on February 1, 2015.

Administration: The Company and the Reinsurer agree that they are continuing to work together to fully implement the reinsurance administration within a timely manner.

Experience data: The Company agrees to periodically provide updated distribution, lapse, and mortality experience data upon request. The Company and the Reinsurer to determine specifics around frequency and type of reporting to be provided in addition to periodic seriatim data updates.

A5-I478580US-13(12-31-2015) QT#12399US16	Page 5

Amendment No. 6 to the Automatic Self-Administered Accidental Death Benefit Rider Policy Coinsurance Reinsurance Agreement l478560US-13 effective June 1, 2013, between FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY of Chicago, Illinois (“the Company”) and SWISS RE LIFE & HEALTH AMERICA INC. of Jefferson City, Missouri (“the Reinsurer”).

The Agreement is amended as follows in order to extend coverage for new business of the Stand-alone ADB with Family and Inflation Riders from February 29, 2016, to April 30, 2016:

1.	Exhibit A, Business Covered is replaced in its entirety with the attached Exhibit A, Business Covered.

2.

Exhibit C-3, Rates and Terms for Accidental Death Benefit Rider Policy, Optional Family Accidental Death Benefit Rider, and Optional Inflation Rider is replaced with the Exhibit C-3, Rates and Terms for Accidental Death Benefit Rider Policy, Optional Family Accidental Death Benefit Rider, and Optional Inflation Rider.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

FIDELITY LINE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY

By:	/s/ Gregory J Roemelt	By:	/s/ Jim Harkensee
Title:	Chief Actuary	Title:	President & COO
Date:	3/22/16	Date:	3/23/16

SWISS RE LIFE & HEALTH AMERICA INC.

By:	UNDICIPHERABLE	By:	UNDICIPHERABLE
Title:	VP	Title:	VP
Date:	3/18/16	Date:	3/18/16

A6-I478580US-13(02-29-2016) QT#12713US16	Page 1

Exhibit A

Business Covered

Agreement Effective Date:

June 1, 2013. The commencement dates for specific plans are shown below.

Coverage:

The policy and riders shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the riders are issued to citizens of the United States or legal permanent residents thereof.

Basis:

1.	90% on a First Dollar Quota Share basis up to $450,000 per insured (100% of the total reinsurance) to the maximum Automatic Acceptance Limits stated in Exhibit E.

2.	50% on a First Dollar Quota Share basis up to $250,000 per insured (100% of the total reinsurance) to the maximum Automatic Acceptance Limits stated in Exhibit E.

Company’s State of Domicile: Illinois

Plan/Rider Identification	Basis	Exhibit Reference for Rates	Commencement Date	Termination Dale
Accidental Death
Benefit Rider Policy*	1.	C-1	June 1, 2013	June 30, 2014
	1.	C-2	July 1, 2014	January 31, 2015
	2.	C-3	February 1, 2015	April 30, 2016
Optional Family Accidental
Death Benefit Rider attached to Accidental
Death Benefit Policy**	1.	C-l	June 1, 2013	June 30, 2014
	1.	C-2	July 1, 2014	January 31, 2015
	2.	C-3	February 1, 2015	April 30, 2016
Optional Inflation Rider attached to Accidental
Death Benefit Policy	1.	C-1	June 1, 2013	June 30, 2014
	1.	C-2	July 1, 2014	January 31, 2015
	2.	C-3	February 1, 2015	April 30, 2016

*	Embedded benefits include Auto Safety Benefit and Travel Benefit (not subject to an additional reinsurance premium).
**	Embedded benefits include Auto Safety Benefit, College Fund Benefit, Double Tragedy Benefit and Travel Benefit (not subject to an additional reinsurance premium).

A6-I478580US-13(02-29-2016) QT#12713US16	Page 2

Exhibit C-3

(effective February 29, 2016)

Rates and Terms for Accidental Death Benefit Rider Policy

Optional Family Accidental Death Benefit Rider

Optional Inflation Rider

1.	Reinsurance Structure: Coinsurance

2.	Age Basis: Age Last Birthday

3.	Premium Mode: Reinsurance premium mode will follow the premium mode of the underlying policy.

4.	Billing Frequency: Monthly

5.	Gross Reinsurance Premiums:

Reinsurance Premiums will be the appropriate quota share of the gross rate of premium charged by the Company, as shown below:

Rider	Rate per $1,000	Policy Fee
ADB Rider (Face amounts under $100,000)	$1.04	$50.00
ADB Rider (Face amounts over $100,000)	$0.99	$55.00
Optional Family ADB Rider	$0.45	N/A
Optional Inflation Rider (without Family ADB Rider)	$0.17	N/A
Optional Inflation Rider (with Family ADB Rider)	$0.22	N/A

The modal loading for the above gross premium rates is specified below:

Modal Factors
Annual, multiply 1.00
Semi-Annual, multiply 0.52
Quarterly, multiply 0.28
Monthly, multiply 0.087

A6-I478580US-13(02-29-2016) QT#12713US16	Page 3

Exhibit C-3

6.	Reinsurance Allowances:

The Reinsurer agrees to pay allowances for reinsurance ceded under this Agreement equal to the gross reinsurance premium times the appropriate allowance from the following table:

For New Business issued from February 1, 2015 and onwards:

Issue Age	First Year	Renewal Years
20 – 29	100%	24%
30 – 39	100%	36%
40 – 49	100%	37%
50 – 59	100%	26%

7.	Policy Fee:

The Company will pay the Reinsurer its share of the annual policy fee, subject to a 100% allowance in all years.

8.	Cancellation:

On and after April 30, 2016, the treaty will cancel for new business.

9.	Reinsured Net Amounts At Risk:

The net amount at risk will be based on the reinsured face amount; the products reinsured hereunder have no cash surrender values

10.	Rate Basis:

The rates in this subsection are on a non-participating basis.

11.	Rate Guarantee:

The Company’s direct premiums are fully guaranteed for the life of the policy. Likewise, the reinsurance allowances set out in this Exhibit are guaranteed for the life of the policy.

12.	Minimum Recapture Period:

Recapture not available.

A6-I478580US-13(02-29-2016) QT#12713US16	Page 4

Exhibit C-3

13.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The claim occurs during the contestable period and the Company is not contesting the claim; or

b)	The death occurs outside of the United States or Canada; or

c)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead.

14.	Special Conditions:

Agreement Terms: The Reinsurer and the Company will revisit the terms of the Agreement prior to April 30, 2016, to consider product changes under consideration by the Company and to further evaluate the volume of sales, first year lapse, and other aspects of the business sold.

For Issue Ages 60 and above: The Company ceased accepting applications for policyholders issue ages 60 and above on February 1, 2015.

Administration: The Company and the Reinsurer agree that they are continuing to work together to fully implement the reinsurance administration within a timely manner.

Experience data: The Company agrees to periodically provide updated distribution, lapse, and mortality experience data upon request. The Company and the Reinsurer to determine specifics around frequency and type of reporting to be provided in addition to periodic seriatim data updates.

A6-I478580US-13(02-29-2016) QT#12713US16	Page 5

Amendment No. 7 to the Automatic Self-Administered Accidental Death Benefit Rider Policy Coinsurance Reinsurance Agreement I478580US-13 effective June 1, 2013, between FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY of Chicago, Illinois (“the Company”) and SWISS RE LIFE & HEALTH AMERICA INC. of Jefferson City, Missouri (“the Reinsurer”).

The Agreement is amended as follows in order to extend coverage for new business of the Stand-alone ADB with Family and Inflation Riders from April 30, 2016 to September 30, 2016:

1.	Exhibit A, Business Covered is replaced in its entirety with the attached Exhibit A, Business Covered.

2.

Exhibit C-3, Rates and Terms for Accidental Death Rider Policy. Optional Family Accidental Death Benefit Rider, and Optional Inflation Rider is replaced with the Exhibit C-3, Rates and Terms for Accidental Death Benefit Rider Policy, Optional Family Accidental Death Benefit Rider, and Optional Inflation Rider.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

FIDELITY LIFE ASSOCIATION, A LEGAL RESERVE LIFE INSURANCE COMPANY

By:	/s/ Gregory J Roemelt	By:	/s/ Jim Harkensee
Title:	Chief Actuary	Title:	President & COO
Date:	5/16/2016	Date:	5/16/2016

SWISS RE LIFE & HEALTH AMERICA INC.

By:	UNDICIPHERABLE	By:	UNDICIPHERABLE
Title:	VP	Title:	SVP
Date:	5/9/16	Date:	5/9/2016

A7-I478580US-13(04-30-2016) QT#12933US16	Page 1

Exhibit A

Business Covered

Agreement Effective Date:

June 1, 2013. The commencement dates for specific plans are shown below.

Coverage:

The policy and riders shown below which have policy issue dates falling in the period that begins with the Commencement Date and ends with the Termination Date and that qualify for automatic reinsurance are covered according to the Basis specified below, provided that the riders are issued to citizens of the United States or legal permanent residents thereof.

Basis:

1.	90% on a First Dollar Quota Share basis up to $450,000 per insured (100% of the total reinsurance) to the maximum Automatic Acceptance Limits stated in Exhibit E.

2.	50% on a First Dollar Quota Share basis up to $250,000 per insured (100% of the total reinsurance) to the maximum Automatic Acceptance Limits stated in Exhibit E.

Company’s State of Domicile: Illinois

Plan/Rider Identification	Basis	Exhibit Reference for Rates	Commencement Date	Termination Date
Accidental Death
Benefit Rider Policy*	1.	C-1	June 1, 2013	June 30, 2014
	1.	C-2	July 1, 2014	January 31, 2015
	2.	C-3	February 1, 2015	September 30, 2016
Optional Family Accidental
Death Benefit Rider attached to Accidental
Death Benefit Policy**	1.	C-1	June 1, 2013	June 30, 2014
	1.	C-2	July 1, 2014	January 31, 2015
	2.	C-3	February 1, 2015	September 30, 2016
Optional Inflation Rider attached to Accidental
Death Benefit Policy	1.	C-1	June 1, 2013	June 30, 2014
	1.	C-2	July 1, 2014	January 31, 2015
	2.	C-3	February l, 2015	September 30, 2016

*	Embedded benefits include Auto Safety Benefit and Travel Benefit (not subject to an additional reinsurance premium).
**	Embedded benefits include Auto Safety Benefit, College Fund Benefit, Double Tragedy Benefit and Travel Benefit (not subject to an additional reinsurance premium).

A7-I478580US-13(04-30-2016) QT#12933US16	Page 2

Exhibit C-3

(effective April 30, 2016)

Rates and Terms for Accidental Death Benefit Rider Policy

Optional Family Accidental Death Benefit Rider

Optional Inflation Rider

1.	Reinsurance Structure: Coinsurance

2.	Age Basis: Age Last Birthday

3.	Premium Mode: Reinsurance premium mode will follow the premium mode of the underlying policy.

4.	Billing Frequency: Monthly

5.	Gross Reinsurance Premiums:

Reinsurance Premiums will be the appropriate quota share of the gross rate of premium charged by the Company, as shown below:

Rider	Rate per $1,000	Policy Fee
ADB Rider (Face amounts under $100,000)	$1.04	$50.00
ADB Rider (Face amounts over $100,000)	$0.99	$55.00
Optional Family ADB Rider	$0.45	N/A
Optional Inflation Rider (without Family ADB Rider)	$0.17	N/A
Optional Inflation Rider (with Family ADB Rider)	$0.22	N/A

The modal loading for the above gross premium rates is specified below:

Modal Factors
Annual, multiply 1.00
Semi-Annual, multiply 0.52
Quarterly, multiply 0.28
Monthly, multiply 0.087

A7-I478580US-13(04-30-2016) QT#12933US16	Page 3

Exhibit C-3

6.	Reinsurance Allowances:

The Reinsurer agrees to pay allowances for reinsurance ceded under this Agreement equal to the gross reinsurance premium times the appropriate allowance from the following table:

For New Business issued from February 1, 2015 and onwards:

Issue Age	First Year	Renewal Years
20 - 29	100%	24%
30 - 39	100%	36%
40 - 49	100%	37%
50 - 59	100%	26%

7.	Policy Fee:

The Company will pay the Reinsurer its share of the annual policy fee, subject to a 100% allowance in all years.

8.	Cancellation:

On and after September 30, 2016, the treaty will cancel for new business.

9.	Reinsured Net Amounts At Risk:

The net amount at risk will be based on the reinsured face amount; the products reinsured hereunder have no cash surrender values

10.	Rate Basis:

The rates in this subsection are on a non-participating basis.

11.	Rate Guarantee:

The Company’s direct premiums are fully guaranteed for the life of the policy. Likewise, the reinsurance allowances set out in this Exhibit are guaranteed for the life of the policy.

12.	Minimum Recapture Period:

Recapture not available.

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Exhibit C-3

13.	Conditions Requiring Claims Consultation: Before conceding liability or making settlement to the claimant, the Company will seek the Reinsurer’s recommendation if:

a)	The claim occurs during the contestable period and the Company is not contesting the claim; or

b)	The death occurs outside of the United States or Canada; or

c)	The claim is one for which there is no body, i.e. the insured is missing and presumed dead.

14.	Special Conditions:

Agreement Terms: The Reinsurer and the Company will revisit the terms of the Agreement prior to September 30, 2016, to consider product changes under consideration by the Company and to further evaluate the volume of sales, first year lapse, and other aspects of the business sold.

For Issue Ages 60 and above: The Company ceased accepting applications for policyholders issue ages 60 and above on February 1, 2015.

Administration: The Company and the Reinsurer agree that they are continuing to work together to fully implement the reinsurance administration within a timely manner.

Experience data: The Company agrees to periodically provide updated distribution, lapse, and mortality experience data upon request. The Company and the Reinsurer to determine specifics around frequency and type of reporting to be provided in addition to periodic seriatim data updates.

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